UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant
Filed by a Party other than the Registrant

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Preliminary Proxy Statement	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to Rule 14a-12

GLOBECOMM SYSTEMS INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, If Other Than the Registrant)

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GLOBECOMM SYSTEMS INC.

45 Oser Avenue
Hauppauge, New York 11788

Notice of Annual Meeting of Stockholders
November 17, 2004

The Annual Meeting of Stockholders of Globecomm Systems Inc. (the "Company") will be held at the principal executive offices of the Company, 45 Oser Avenue, Hauppauge, New York 11788 on November 17, 2004, at 10:00 a.m. (eastern standard time) (the "Annual Meeting") for the following purposes:

(1)	To elect eight directors to serve until the next annual meeting or until their respective successors shall have been elected and qualified;

(2)	To consider and vote on a proposal to amend the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock, par value $.001 per share, of the Company (the "Common Stock");

(3)	To consider and vote on a proposal to amend the Company's Amended and Restated 1997 Stock Incentive Plan (the "1997 Plan") to increase the number of shares of Common Stock authorized to be issued under the 1997 Plan;

(4)	To consider and vote on a proposal to amend the 1997 Plan's Automatic Option Grant Program to (i) provide for an automatic annual grant of options to purchase 5,000 shares of Common Stock to each continuing non-employee member of the Company's board of directors and (ii) revise the vesting dates of the options granted to newly elected or appointed non-employee directors;

(5)	To ratify the appointment of Ernst & Young LLP, as independent auditors of the Company for the fiscal year ending June 30, 2005; and

(6)	To transact such other business as may properly come before the Annual Meeting.

Only stockholders of record at the close of business on October 6, 2004 will be entitled to notice of, and to vote at, the Annual Meeting. A list of stockholders eligible to vote at the Annual Meeting will be available for inspection at the Annual Meeting and for a period of ten days prior to the Annual Meeting during regular business hours at the principal executive offices of the Company at the address above.

Whether or not you expect to attend the Annual Meeting, your proxy vote is important to the Company. To assure your representation at the meeting, please sign and date the enclosed proxy card and return it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States or Canada, or vote by telephone or over the Internet as described on the enclosed proxy card.

By Order of the Board of Directors

Paul J. Johnson Secretary

October 13, 2004

IT IS IMPORTANT THAT THE ENCLOSED PROXY CARD
BE COMPLETED AND RETURNED PROMPTLY

GLOBECOMM SYSTEMS INC.

PROXY STATEMENT

October 13, 2004

This Proxy Statement is furnished to stockholders of record of Globecomm Systems Inc. (the "Company") as of October 6, 2004, in connection with the solicitation of proxies by the board of directors of the Company (the "Board of Directors" or "Board") for use at the Annual Meeting of Stockholders to be held at the principal executive offices of the Company at 45 Oser Avenue, Hauppauge, New York 11788 on November 17, 2004, at 10:00 a.m. (eastern standard time) (the "Annual Meeting").

Shares cannot be voted at the Annual Meeting unless the owner is present in person or by proxy. All properly executed and unrevoked proxies in the accompanying form that are received in time for the Annual Meeting will be voted at the meeting or any adjournment thereof in accordance with instructions thereon, or if no instructions are given, will be voted (1) "FOR" the election of the named nominees, (2) "FOR" the amendment of the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock, par value $.001 per share, of the Company (the "Common Stock"), (3) "FOR" the approval to increase the number of shares of Common Stock which may be issued under the Company's Amended and Restated 1997 Stock Incentive Plan (the "1997 Plan"), (4) "FOR" the amendment of the 1997 Plan's Automatic Option Grant Program to (i) provide for automatic annual grants of options to purchase 5,000 shares of Common Stock to each continuing non-employee member of the Board of Directors and (ii) revise the vesting dates of the options granted to newly elected or appointed non-employee directors and (5) "FOR" the ratification of Ernst & Young LLP, as independent auditors of the Company for the fiscal year ending June 30, 2005, and will be voted in accordance with the best judgment of the persons appointed as proxies with respect to other matters which properly come before the Annual Meeting. Any person giving a proxy may revoke it by written notice to the Company at any time prior to exercise of the proxy. In addition, although mere attendance at the Annual Meeting will not revoke the proxy, a stockholder who attends the Annual Meeting may withdraw his or her proxy by voting in person. The holders of the stock issued and outstanding and entitled to vote, present in person or by proxy, will be counted for purposes of determining whether a quorum is present at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting. Abstentions will be counted in tabulations of the votes cast on each of the proposals presented at the Annual Meeting, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved.

The Annual Report of the Company (which does not form a part of the proxy solicitation material), with the financial statements of the Company for the fiscal year ended June 30, 2004, is being distributed concurrently herewith to stockholders.

The mailing address of the principal executive offices of the Company is 45 Oser Avenue, Hauppauge, New York 11788. This Proxy Statement and the accompanying form of proxy are being mailed to the stockholders of the Company on or about October 13, 2004.

VOTING SECURITIES

The Company has only one class of voting securities outstanding, its Common Stock. At the Annual Meeting, each stockholder of record at the close of business on October 6, 2004 will be entitled to one vote for each share of Common Stock owned by that stockholder on that date as to each matter presented at the Annual Meeting. On September 23, 2004, 14,832,024 shares of Common Stock were outstanding. A list of stockholders eligible to vote at the Annual Meeting will be available for inspection at the Annual Meeting and for a period of ten days prior to the Annual Meeting during regular business hours at the principal executive offices of the Company at the address specified above.

PROPOSAL 1

ELECTION OF DIRECTORS

Unless otherwise directed, the persons appointed in the accompanying form of proxy intend to vote at the Annual Meeting for the election of the eight nominees named below as directors of the Company to serve until the next annual meeting of stockholders or until their successors have been elected and qualified. If any nominee is unable to be a candidate when the election takes place, the shares represented by valid proxies will be voted in favor of the remaining nominees. The authorized number of directors is presently nine. Each of the current directors has been nominated for and has elected to stand for re-election, except for Stephen C. Yablonski, who has decided not to stand for re-election, but who shall remain on the Board of Directors through the Annual Meeting. The Board of Directors may fill the future vacancy upon identification of a qualified candidate. The Board of Directors does not currently anticipate that any nominee will be unable to serve as a director.

Stockholder Approval

The affirmative vote of a plurality of the shares of the Company's outstanding Common Stock voted by stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors is required to elect the directors. Proxies may not be voted for more than eight directors.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote "FOR" these nominees.

Information Regarding Nominees for Election as Directors

The following information with respect to the principal occupation or employment, other affiliations and business experience of each of the eight nominees has been furnished to the Company by such nominee. Except as indicated, each of the nominees has had the same principal occupation for the last five years.

Richard E. Caruso, 58, has been a director of the Company since February 2000. Since January 2004, Mr. Caruso has served as a Managing Director in the Communications Industry of BearingPoint, Inc., a provider of business consulting, systems integration and managed services. From 2001 to 2003, Mr. Caruso was a Senior Partner at TechLeaders Consulting, LLC, an information technology staffing and consulting company. From 1999 to 2001, Mr. Caruso served as President of Hosting Solutions and Storage Networking at Nortel Networks Corporation, a global supplier of networking solutions and services that support the Internet. From 1994 to 1999, Mr. Caruso served as Vice President and General Manager of Solutions for IBM Global Telecom and Media Industries. From 1983 to 1994, Mr. Caruso held various positions with Bellcore, including Corporate Vice President of Industry Markets. Mr. Caruso holds a B.S. in Engineering from Rutgers University and an M.S. in Engineering from the New Jersey Institute of Technology.

David E. Hershberg, 67, founded the Company in 1994 and has served as its Chief Executive Officer and Chairman of the Board of Directors since its inception. From 1976 to 1994, Mr. Hershberg was the

President of Satellite Transmission Systems, Inc., or STS, a provider of satellite ground segment systems and networks, which he founded and which became a subsidiary of California Microwave, Inc., or CMI, and is currently a subsidiary of L3 Communications Corporation. From 1990 to 1994, Mr. Hershberg also served as Group President of the Satellite Communications Group of CMI, where he also had responsibility for EFData, Inc., a manufacturer of satellite communications modems, and for Viasat Technology Corp., a manufacturer of communications systems which specialized in portable and mobile satellite communications equipment. Mr. Hershberg is a director of Primus Telecommunications Group, Inc., a telecommunications company providing long distance services. Mr. Hershberg holds a B.S.E.E. from Rensselaer Polytechnic Institute, an M.S.E.E. from Columbia University and an M.S. in Management Science from Stevens Institute of Technology.

Harry L. Hutcherson, Jr., 62, has been a director of the Company since November 2003. Since 1992, Mr. Hutcherson has been affiliated with Peterson Consulting, a unit of Navigant Consulting, Inc. that provides financial and business analysis on various large litigation support projects, as an independent contract consultant. Since 2004, Mr. Hutcherson has been providing certain consulting services to The World Bank. From 1977 through 1992, Mr. Hutcherson was an audit partner of Arthur Andersen LLP. Mr. Hutcherson is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants, the Greater Washington Society of Certified Public Accountants and the Virginia State Society of Certified Public Accountants. Mr. Hutcherson holds a B.S. in Accounting from the University of Richmond.

Brian T. Maloney, 50, has been a director of the Company since April 2002. From 2002 to September 2004, Mr. Maloney served as Chief Operating Officer for Perot Systems Corporation. From 1978 to 2002, Mr. Maloney held various positions with AT&T, most recently as Senior Vice President of AT&T, and President and Chief Executive Officer of AT&T Solutions. Mr. Maloney received a B.S. in English from Hunter College and an M.A. in English from Columbia University.

Kenneth A. Miller, 59, has served as President and a director since joining the Company in October 1994. From 1978 to 1994, he held various positions with STS, and succeeded Mr. Hershberg as President of STS in 1994. Prior to his employment at STS, Mr. Miller was Manager of Satellite Systems at Comtech Telecommunications Corp., and a Satellite Communications Staff Officer with the United States Army. Mr. Miller holds a B.S.E.E. from the University of Michigan and an M.B.A. from Hofstra University.

Jack A. Shaw, 65, has been a director of the Company since June 2004, when he was appointed by the Board of Directors. From 1998 to December 2003, Mr. Shaw held various positions at Hughes Electronics Corporation ("Hughes") most recently as its President and Chief Executive Officer and as a member of its board of directors. From 1998 to 2001, Mr. Shaw served as Senior Executive Vice President of Hughes. Mr. Shaw is currently a director of XM Satellite Radio Holdings Inc. and Guidant Corporation and is a senior member of the Institute of Electrical and Electronics Engineers. Mr. Shaw holds a B.S. in Electrical Engineering from Purdue University.

A. Robert Towbin, 69, has been a director of the Company since November 1997. Mr. Towbin has been the Managing Director of Stephens Inc. and Managing Executive of its subsidiary, Stephens Financial Group, since December 2001. From 2000 to 2001, he was Co-Chairman of C.E. Unterberg, Towbin and from 1995 to 1999 was Senior Managing Director of C.E. Unterberg, Towbin. From 1994 to 1995, Mr. Towbin was President and Chief Executive Officer of the Russian-American Enterprise Fund, a U.S. government-owned investment fund, and later, Vice Chairman of its successor fund, the U.S. Russia Investment Fund. He was a Managing Director of Lehman Brothers and its Co-Head of High Technology Investment Banking from 1987 until 1994. From 1959 to 1987 Mr. Towbin was Vice Chairman and a Director of L.F. Rothschild, Unterberg, Towbin Holdings Inc. and its predecessor companies. He serves on the board of directors of the following public companies: Gerber Scientific, Inc., North Fork Bancorporation, Inc. and K&F Industries Inc. Mr. Towbin holds a B.A. from Dartmouth College.

C. J. Waylan, 63, has been a director of the Company since January 1997. Dr. Waylan acts as an advisor to telecommunication and satellite companies. Since 1997 he has been President and Chief Executive Officer of CCI International, NV, a start-up mobile satellite communications company. From 1996 to 1997, he served as Executive Vice President of NextWave Telecom, Inc., a start-up provider of wireless communications. Prior to retiring in 1996, Dr. Waylan was an executive with GTE Corporation, where he served as Executive Vice President for GTE Mobilnet and President of GTE Spacenet Corporation. Dr. Waylan is the chairman of the board of directors of Radyne ComStream, Inc. and a director of CCI International, NV. Dr. Waylan holds a B.S. from the University of Kansas and an M.S.E.E. and a Ph. D. from the Naval Postgraduate School.

Committees of the Board

The Board of Directors currently has a standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. Each member of the Audit, Compensation and Nominating and Corporate Governance Committees is an independent director in accordance with the Nasdaq rules.

Audit Committee.    The Audit Committee of the Board of Directors currently consists of Mr. Hutcherson (Chairperson), Mr. Caruso, Mr. Maloney and Dr. Waylan, and reviews, acts on and reports to the Board of Directors with respect to various auditing and accounting matters, including the selection of the Company's auditors, the scope of the annual audits, fees to be paid to the auditors, the performance of the Company's independent auditors and the accounting practices of the Company. The Audit Committee also serves as the Board of Directors Qualified Legal Compliance Committee within the meaning of Section 307 of the Sarbanes-Oxley Act of 2002. The Board of Directors has determined that Mr. Hutcherson is qualified as an "audit committee financial expert" as defined in Item 401(h) of Regulation S-K. Mr. Hutcherson and each of the other members of the Audit Committee is an "independent director" as defined in Rule 4200(a)(15) of the Marketplace Rules of the National Association of Securities Dealers, Inc. The Company's Amended and Restated Audit Committee Charter, which was adopted by the Board of Directors on November 18, 2003, is attached hereto as Appendix A. The Audit Committee reviews the adequacy of its charter on an annual basis.

Compensation Committee.    The Compensation Committee of the Board of Directors consists of Mr. Caruso (Chairperson), Mr. Maloney and Dr. Waylan, and determines the salaries and incentive compensation of the executive officers and directors of the Company. The Compensation Committee also administers various incentive compensation, stock and benefit plans, including awards to directors.

Nominating and Corporate Governance Committee.     The Nominating and Corporate Governance Committee, which currently consists of Mr. Maloney (Chairperson), Mr. Caruso, Mr. Towbin and Dr. Waylan, is responsible for searching for and recommending to the Board of Directors potential nominees for director positions, making recommendations to the Board of Directors regarding the size and composition of the Board of Directors and its committees, monitoring the Board's effectiveness and developing and implementing the Company's corporate governance procedures and policies. The Company's Board of Directors adopted a written charter for the Nominating and Corporate Governance Committee on June 24, 2004, a copy of which is attached as Appendix B.

In selecting candidates for the Board of Directors, the Nominating and Corporate Governance Committee begins by determining whether the incumbent directors whose terms expire at the annual meeting of stockholders desire and are qualified to continue their service on the Board of Directors. The

Company is of the view that the continuing service of qualified incumbents promotes stability and continuity in the boardroom, giving the Company the benefit of the familiarity and insight into the Company's affairs that its directors have accumulated during their tenure, while contributing to the Board of Director's ability to work as a collective body. Accordingly, it is the policy of the Nominating and Corporate Governance Committee, absent special circumstances, to nominate qualified incumbent directors who continue to satisfy the Nominating and Corporate Governance Committee's criteria for membership on the Board of Directors, whom the Nominating and Corporate Governance Committee believes will continue to make important contributions to the Board of Directors and who consent to stand for re-election and, if re-elected, to continue their service on the Board of Directors.

If there are positions on the Board of Directors for which the Nominating and Corporate Governance Committee will not be re-nominating an incumbent director, or if there is a vacancy on the Board of Directors, the Nominating and Corporate Governance Committee will solicit recommendations for nominees from persons whom the Nominating and Corporate Governance Committee believes are likely to be familiar with qualified candidates, including members of the Board of Directors and senior management of the Company. The Nominating and Corporate Governance Committee may also engage a search firm to assist in the identification of qualified candidates.

The Nominating and Corporate Governance Committee will review and evaluate each candidate whom it believes merits serious consideration, taking into account all available information concerning the candidate, the existing composition and mix of talent and expertise on the Board of Directors and other factors that it deems relevant. In conducting its review and evaluation, the Nominating and Corporate Governance Committee may solicit the views of management and other members of the Board of Directors and may, if deemed helpful, conduct interviews of proposed candidates. The Nominating and Corporate Governance Committee requires that all candidates for the Board of Directors be of the highest personal and professional integrity and have demonstrated exceptional ability and judgment. The Nominating and Corporate Governance Committee will consider whether such candidate will be effective, in conjunction with the other members of the Board of Directors, in collectively serving the long-term interests of the Company's stockholders. In addition, the Nominating and Corporate Governance Committee requires that all candidates have no interests that materially conflict with those of the Company and its stockholders, have meaningful management, advisory or policy making experience, have a general appreciation of the major business issues facing the Company and have adequate time to devote to service on the Board of Directors. The Company also requires that a majority of its directors be independent; at least three of the directors have the financial literacy necessary for service on the Audit Committee and at least one of these directors qualifies as a financial expert in accordance with Nasdaq rules.

The Nominating and Corporate Governance Committee will consider stockholder recommendations for candidates for the Board of Directors if such recommendations are received in writing by the Nominating and Corporate Governance Committee by the due date for stockholder proposals as indicated in the Company's proxy statement for the previous fiscal year. Such candidates will be considered using the same criteria as for other candidates, except that the Nominating and Corporate Governance Committee may consider, as one of the factors in its evaluation of stockholder recommended candidates, the size and duration of the interest of the recommending stockholder or stockholder group in the equity of the Company. A stockholder seeking to recommend a prospective nominee for the Nominating and Corporate Governance Committee's consideration should submit the candidate's name and qualifications in writing to the Nominating and Corporate Governance Committee at the following address: Globecomm Systems Inc., 45 Oser Avenue, Hauppauge, NY 11788, Attention: Nominating and Corporate Governance Committee.

Compensation Committee Interlocks and Insider Participation

The Company's Compensation Committee consists of Mr. Caruso (Chairperson), Mr. Maloney and Dr. Waylan. None of these individuals has ever been an officer or employee of the Company.

Communications with the Board of Directors

Stockholders and other interested parties may communicate with the Board, the non-management directors as a group, any committee of the Board or any individual member of the Board, including the Chairperson of the Nominating and Corporate Governance Committee, by either writing the Company's Corporate Secretary at 45 Oser Avenue, Hauppauge, New York 11788 or electronically mailing the Company's Corporate Secretary at corpsec@globecommsystems.com. All communications will be reviewed by the Company's Corporate Secretary, who will then forward such communications or a summary thereof to the appropriate directors. Any communication related to accounting, internal controls or auditing matters will be brought promptly to the attention of the Chairperson of the Audit Committee.

Attendance at Board and Committee Meetings

During fiscal 2004, the Board of Directors held four regular meetings. There were twelve meetings of the Audit Committee, one meeting of the Compensation Committee, two meetings of the Nominating and Corporate Governance Committee and one meeting of the non-employee directors during fiscal 2004. Directors are expected to attend all scheduled Board and Committee meetings and in no event less than 75% of such meetings annually. All directors attended 75% or more of the (i) meetings of the Board of Directors and (ii) meetings of the Committees of the Board on which they served. The non-employee directors are required have at least one regularly scheduled meeting a year without management present. All of the then current directors attended the Company's 2003 Annual Meeting of Stockholders.

Code of Ethics and Business Conduct

The Company has adopted a Code of Ethics and Business Conduct which applies to all employees of the Company, including its principal executive officer, principal financial officer and controller. The Company shall provide a copy of its Code of Ethics and Business Conduct to any person without charge, upon request. Requests for a copy of the Code of Ethics and Business Conduct can be made in writing to the following address: Globecomm Systems Inc., 45 Oser Avenue, Hauppauge, NY 11788, Attention: Paul Eterno, or by calling the Company at (631) 231-9800.

Section 16(a) Beneficial Ownership Reporting Compliance

Under the requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, the Company's directors, executive officers, and any persons holding more than ten percent of the Common Stock are required to report their ownership of the Common Stock and any changes in that ownership to the Securities and Exchange Commission (the "Commission"), and the Nasdaq National Market Surveillance Department. Specific due dates for these reports have been established by the Commission and the Company is required to report in this Proxy Statement any failure to file by these dates during the fiscal year ended June 30, 2004. The Company believes that during the fiscal year ended June 30, 2004, all filing requirements under Section 16(a) applicable to its officers, directors and greater than ten percent beneficial owners were complied with on a timely basis.

Compensation of Directors

All non-employee directors of the Company receive an annual fee of $12,000 for their service on the Board of Directors, plus $1,000 per Board meeting attended and $1,200 annually per committee on which they serve. Members of the Audit Committee receive an additional $500 per Audit Committee meeting attended and the Chairperson also receives $6,200 annually for service on the Audit Committee. These directors are also reimbursed for certain expenses incurred in connection with attendance at Board meetings. Directors who are also employees of the Company do not receive any cash compensation for their service as directors.

Mr. Maloney and Dr. Waylan elected to receive part or all of their 2004 annual fee in options pursuant to the 1997 Plan's Director Fee Option Grant Program. Mr. Maloney elected to receive $6,000 of his $12,000 annual fee compensation as an option to purchase 2,045 shares of Common Stock at $1.47 per share, and Dr. Waylan elected to receive the full amount of his $12,000 annual fee compensation as an option to purchase 4,091 shares of Common Stock at $1.47 per share.

Mr. Caruso, Mr. Maloney, Mr. Towbin and Dr. Waylan were each granted an option to purchase 10,000 shares of Common Stock for their service on the Board.

Stock Option Grant.    Under the Automatic Option Grant Program of the 1997 Plan, each individual who becomes a non-employee Board member on or after August 7, 1997 will be granted an option to purchase 15,000 shares of Common Stock on the date such individual joins the Board, provided that such individual has not been in the prior employ of the Company. Under the Discretionary Option Grant Program of the 1997 Plan, non-employee Board members can be granted options to purchase shares of Common Stock at the discretion of the 1997 Plan's plan administrator, which is currently the Compensation Committee. As described below, the Company is proposing that the 1997 Plan be amended to provide for automatic annual grants of options to purchase 5,000 shares of Common Stock to continuing non-employee directors.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Officers

The executive officers of the Company are the following:

Name	Age	Position
David E. Hershberg	67	Chief Executive Officer and Chairman of the Board of Directors
Kenneth A. Miller	59	President and Director
Stephen C. Yablonski	57	Senior Vice President Sales, Marketing and Product Development and Director
Paul J. Johnson	49	Vice President of Contracts and Corporate Secretary
Andrew C. Melfi	51	Vice President, Chief Financial Officer and Treasurer
Paul Eterno	49	Vice President of Human Resources

Information Concerning Executive Officers Who are Not Directors or are Not Nominees for Election as Directors

Stephen C. Yablonski, 57, has served as Vice President and a director since joining the Company in June 1995. Mr. Yablonski has decided not to stand for re-election as a director, but shall remain on the Board of Directors through the Annual Meeting. Since 2003, he has served as Senior Vice President Sales, Marketing and Product Development. From 1999 to 2002 he held the position of General Manager. From 1988 to 1995, he was employed by STS, most recently as Vice President of the Commercial Systems and Networks Division. Prior to his employment at STS, he was Vice President of Engineering at Argo Communications, a telecommunications services provider. Mr. Yablonski holds a B.S.E.E. from Brown University and an M.S.E.E. from the University of Pennsylvania.

Paul J. Johnson, 49, has served as Vice President of Contracts since joining the Company in October 1996 and as Corporate Secretary since 1998. From 1991 to 1996, he was Director of Contracts for STS. Mr. Johnson holds a B.B.A. from St. Bonaventure University.

Andrew C. Melfi, 51, has served as Vice President and Treasurer since September 1997 and as Chief Financial Officer since joining the Company in January 1996. From 1982 to 1995, he was the Controller of STS. Mr. Melfi holds an M.B.A. and a B.B.A. in Accounting from Dowling College.

Paul Eterno, 49, has served as Vice President of Human Resources of the Company since November 1999 and he served as Senior Director of Human Resources from 1998 to 1999. From 1997 to 1998, Mr. Eterno served as a consultant to the Company. From 1995 to 1997, he served as Senior Vice President of Human Resources for US Computer Group, a turnkey provider of computer service maintenance and products. Prior to that, he served most recently as Senior Director of Human Resources at STS, where he was employed from 1983 to 1995. Mr. Eterno holds a B.S. in Management from the New York Institute of Technology and an M.B.A. in Executive Management from St. John's University.

Summary Compensation Table

The following table sets forth information concerning the compensation paid by the Company for services rendered during the fiscal years ended June 30, 2004, 2003 and 2002 to: (i) the Company's Chief Executive Officer and (ii) the four other most highly paid executive officers of the Company, each of whose compensation during fiscal 2004 was at least $100,000 (together with the Chief Executive Officer, the "Named Executive Officers"). None of the Named Executive Officers who were named in the Company's Proxy Statement for the fiscal year ended June 30, 2004 was dismissed.

	Annual Compensation			Long-Term Compensation
Name and Principal Position	Year	Salary(1)	Bonus	Securities Underlying Options	All Other Compensation(2)
David E. Hershberg,
Chairman and Chief Executive Officer	2004	$320,000	$25,000	20,000	—
	2003	308,462	60,000	40,000	$16,000
	2002	300,000	—	30,000	4,700
Kenneth A. Miller,
President	2004	249,000	20,000	15,000	—
	2003	230,193	50,000	30,000	15,060
	2002	216,400	—	40,000	2,252
Stephen C. Yablonski,
Senior Vice President Sales, Marketing and Product Development	2004	190,000	12,000	15,000	—
	2003	175,000	40,000	20,000	3,400
	2002	164,000	—	32,000	6,775
Andrew C. Melfi,
Vice President, Chief Financial Officer and Treasurer	2004	175,000	17,000	15,000	—
	2003	155,962	20,000	20,000	7,250
	2002	142,000	—	42,000	5,867
Paul J. Johnson,
Vice President of Contracts and Corporate Secretary	2004	140,185	17,000	10,000	—
	2003	129,481	70,000	15,000	2,765
	2002	124,700	—	32,000	2,559

(1)	Other compensation in the form of perquisites and other personal benefits has been omitted as the aggregate amount of such perquisites and other personal benefits constituted the lesser of $50,000 or 10% of the total annual salary and bonus of the Named Executive Officer for such year.

(2)	Includes annual Company contributions to the Company's 401(k) plan.

Option Grants in Last Fiscal Year

The following table sets forth information regarding option grants made pursuant to the 1997 Plan during fiscal 2004 to each of the Named Executive Officers. The Company has never granted any stock appreciation rights.

	Number of Shares Underlying Options Granted (1)	Percentage of Total Options Granted (2)	Exercise Price (3)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (4)
Name					5%	10%
David E. Hershberg	20,000	4.25%	$3.3500	09/25/13	$42,136	$106,781
Kenneth A. Miller	15,000	3.19	3.3500	09/25/13	31,602	80,086
Stephen C. Yablonski	15,000	3.19	3.3500	09/25/13	31,602	80,086
Andrew C. Melfi	15,000	3.19	3.3500	09/25/13	31,602	80,086
Paul J. Johnson	10,000	2.13	3.3500	09/25/13	21,068	53,390

(1)	Each option grant becomes exercisable in four equal annual installments commencing one year after the date of the option grant.

(2)	Based on options to purchase an aggregate of 470,136 shares of Common Stock granted to employees in fiscal 2004, including options granted to the Named Executive Officers.

(3)	The exercise price may be paid in one or more of the following forms: (i) cash or check made payable to the Company, (ii) shares of Common Stock held for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at fair market value on the date of exercise or (iii) through a special sale and remittance procedure through a broker.

(4)	Amounts represent hypothetical gains that could be achieved for the respective options at the end of the ten-year option term. The assumed 5% and 10% rates of stock appreciation are mandated by rules of the Commission and do not represent the Company's estimate of the future market price of the Common Stock.

Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year-End Option Values

The following table sets forth, for each of the Named Executive Officers, certain information concerning option exercises and the value of unexercised options at the end of fiscal 2004.

	Shares Acquired on Exercise	Value Realized	Number of Unexercised Shares Underlying Options		Net Values of Unexercised In-the-Money Options(1)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
David E. Hershberg	—	—	82,766	80,000	$27,800	$96,600
Kenneth A. Miller	—	—	160,718	63,750	64,892	75,525
Stephen C. Yablonski	10,000	$17,850	149,265	48,500	66,870	59,800
Andrew C. Melfi	2,600	7,540	126,378	62,250	26,198	61,850
Paul J. Johnson	7,000	13,798	75,625	43,500	6,955	44,538

(1)	Value is defined as the fair market price of the Company's Common Stock at June 30, 2004, less the exercise price. On June 30, 2004, the closing selling price of a share of the Company's Common Stock was $5.24.

Employment Contracts and Change of Control Arrangements

In October 2001, the Company entered into employment agreements (the "Executive Agreements") with each of Messrs. Hershberg, Miller, Yablonski, Melfi and Johnson (each, an "Executive"). The Executive Agreements continue from year to year, unless terminated earlier by either party by written notice of termination given to the other party. Each Executive Agreement entitles the Executive to all employee benefits generally made available to executive officers.

Under the Executive Agreements between the Company and each of Messrs. Hershberg, Miller, Yablonski, Melfi and Johnson, the Company is currently required to compensate Messrs. Hershberg, Miller, Yablonski, Melfi and Johnson an annual base salary of $320,000, $249,000, $190,000, $175,000 and $142,800, respectively (which amounts are reviewed annually by the Board of Directors and subject to increase at the Board's discretion). The Executives may also receive discretionary bonuses. Messrs. Hershberg, Miller, Yablonski, Melfi and Johnson are required to devote their full-time efforts to the Company as Chairman of the Board and Chief Executive Officer, President, Senior Vice President Sales, Marketing and Product Development, Vice President and Chief Financial Officer and Vice President of Contracts, respectively. If the Company terminates any of the Executive Agreements, other than for disability or cause, or if any Executive terminates his employment with the Company for Good Reason (as defined in each Executive Agreement), the Company will have the following obligations: (i) to continue to pay the Executive his then applicable annual base salary for a two-year period commencing upon the effective date of the termination (the "Severance Period"); provided, however, that the Severance Period for Messrs. Hershberg and Miller shall be a three-year period commencing on the effective date of the termination; (ii) to pay for continued health benefits during the Severance Period; and (iii) to pay the cash value of certain other benefits during the Severance Period.

If the Executive does not provide the Company notice of resignation and remains employed by the Company through the one-year anniversary of a Change in Control, as defined in the 1997 Plan, the Executive shall be paid a one-time bonus payment equal to 300%, in the cases of Messrs. Hershberg and Miller, and 200%, in the cases of Messrs. Yablonski, Melfi and Johnson, of his then applicable annual base salary (the "Retention Bonus"); provided that the Executive must execute and deliver to the Company a general release as a condition of receiving the Retention Bonus. If an Executive gives notice of his resignation for Good Reason within one year after a Change in Control, and the Company requests that the Executive continue his employment until a date no later than the first anniversary of the Change in Control, then the Executive shall receive the severance payments and benefits described above only if he continues his employment until that date.

The 1997 Plan provides for the accelerated vesting of the shares of Common Stock subject to outstanding options held by any executive officer or the shares of Common Stock subject to direct issuances held by any such individual, in connection with certain changes in control of the Company or the subsequent termination of the executive officer's employment following the change in control.

COMPENSATION COMMITTEE REPORT

The information contained in this report shall not be deemed to be "soliciting material" or "filed" or incorporated by reference in future filings with the Securities and Exchange Commission, or subject to the liabilities of Section 18 of the Securities and Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or Securities Exchange Act of 1934, as amended.

The Compensation Committee of the Board of Directors is responsible for establishing the base salary and incentive cash bonus programs for the Company's executive officers and directors and administering certain other compensation programs for such individuals, subject in each instance to review by the full Board of Directors. The Compensation Committee also is responsible for the administration of the 1997 Plan under which grants may be made to executive officers and directors. The Board of Directors has reviewed the report of the Compensation Committee, and is in accord with, the compensation paid to executive officers in fiscal 2004.

General Compensation Policy.    The fundamental policy of the Compensation Committee is to provide the Company's executive officers with competitive compensation opportunities based upon their contribution to the development and financial success of the Company and their personal performance. It is the Compensation Committee's objective to have a portion of each executive officer's compensation contingent upon the Company's performance, as well as upon his own level of performance. Accordingly, the compensation package for each executive officer is comprised of two elements: (i) base salary and bonus which reflects individual performance and is designed primarily to be competitive with salary levels in the industry and (ii) long-term stock-based incentive awards which strengthen the mutuality of interests between the executive officers and the Company's stockholders.

Factors.    The principal factors that the Compensation Committee considered in ratifying the components of each executive officer's compensation package for fiscal 2004 are summarized below. The Compensation Committee may, however, in its discretion apply entirely different factors in setting executive compensation for future years.

•	Base Salary. The base salary for each executive officer is determined on the basis of the following factors: experience; personal performance; the salary levels in effect for comparable positions within and outside the industry; and internal base salary comparability considerations. The weight given to each of these factors differs from individual to individual, as the Compensation Committee deems appropriate.

•	Bonus. The Committee may authorize cash bonuses if such bonuses are deemed to be in the best interest of the Company. The circumstances for such awards may vary but may include bonus payments pursuant to the terms of negotiated employment arrangements. The Compensation Committee determined that each executive officer would receive a discretionary bonus in fiscal 2004 based upon the recommendation of the Chief Executive Officer of the Company.

•	Long-Term Incentive Compensation. Long-term incentives are provided through stock option grants. The grants are designed to align the interests of each executive officer with those of the stockholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the Company. Each grant allows the individual to acquire shares of the Company's Common Stock at a fixed price per share over a specified period of time (up to 10 years). Each option generally becomes exercisable in installments over a four-year period, contingent upon the executive officer's continued employment with the Company. Accordingly, the option will provide a return to the executive officer only if the executive officer remains employed by the Company during the vesting period, and then only if the market price of the underlying shares appreciates over the option term.

The number of shares subject to each option grant is set at a level intended to create a meaningful opportunity for stock ownership based on the officer's current position with the Company, the base salary associated with that position, the size of comparable awards made to individuals in similar positions within the industry, the individual's potential for increased responsibility and promotion over the option term and the individual's performance in recent periods. The Compensation Committee also considers the number of unvested options held by the executive officer in order to maintain an appropriate level of equity incentive for that individual. However, the Compensation Committee does not adhere to any specific guidelines as to the relative option holdings of the Company's executive officers. There were stock options granted to executive officers in fiscal 2004 to purchase an aggregate of 85,000 shares of Common Stock.

CEO Compensation.    In setting the compensation payable to the Company's Chief Executive Officer, the Compensation Committee seeks to achieve two objectives: (i) establish a level of base salary competitive with that paid by companies within the industry which are of comparable size to the Company and by companies outside of the industry with which the Company competes for executive talent, and (ii) make a significant percentage of the total compensation package contingent upon the Company's performance and stock price appreciation, pursuant to the terms of Mr. Hershberg's employment agreement. In fiscal 2004, as part of his compensation, Mr. Hershberg received a $25,000 bonus and an option to purchase 20,000 shares of Common Stock as a long-term stock-based incentive award.

The base salary established for Mr. Hershberg on the basis of the foregoing criteria was intended to provide a level of stability and certainty each year. Accordingly, this element of compensation was not affected to any significant degree by Company performance factors.

Director Compensation.    The Compensation Committee reviewed the current level of compensation for non-employee members of the Board and considered it to be consistent with that provided to non-employee directors of technology-related companies of similar size.

Director Option Grant Policy.    As plan administrator of the 1997 Plan, the Compensation Committee may, in its discretion, grant options from time to time to non-employee members of the Board under the Discretionary Option Grant component of the 1997 Plan. The basis for such grants is the Compensation Committee's assessment of each Board member's specific contributions to the Company during the course of the year. The circumstances and amounts of such grants may vary based on the Compensation Committee's assessment.

Compliance with Internal Revenue Code Section 162(m).    Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to publicly held companies for compensation exceeding $1.0 million paid to certain of the corporation's executive officers. The limitation applies only to compensation, which is not considered to be performance-based. The non-performance based compensation paid to the Company's executive officers for the 2004 fiscal year did not exceed the $1.0 million limit per officer, nor is it expected that the non-performance based compensation to be paid to the Company's executive officers for fiscal 2005 will exceed that limit. The 1997 Plan is structured so that any compensation deemed paid to an executive officer in connection with the exercise of option grants made under that plan with an exercise price equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation which will not be subject to the $1.0 million limitation. Because it is very unlikely that the cash compensation payable to any of the Company's executive officers in the foreseeable future will approach the $1.0 million limit, the Compensation Committee has decided at this time not to take any other action to limit or restructure the elements of cash compensation payable to the Company's executive officers. The Compensation Committee will reconsider this decision should the individual compensation of any executive officer ever approach the $1.0 million level.

THE COMPENSATION COMMITTEE

Richard E. Caruso (Chairperson)
Brian T. Maloney
C. J. Waylan

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The information contained in this report shall not be deemed to be "soliciting material" or "filed" or incorporated by reference in future filings with the Securities and Exchange Commission, or subject to the liabilities of Section 18 of the Securities and Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or Securities Exchange Act of 1934, as amended.

The following is the report of the Audit Committee with respect to the Company's audited financial statements for the fiscal year ended June 30, 2004, included in the Company's Annual Report on Form 10-K for that year.

The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended June 30, 2004 with the Company's management. The Audit Committee has discussed with Ernst & Young LLP, the Company's independent auditors, matters required to be discussed by Statement on Auditing Standards No. 61 ("Communication with Audit Committees"), as amended, which includes, among other things, matters related to the conduct of the audit of the Company's financial statements.

The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1, "Independence Discussion with Audit Committees", as amended, and the Audit Committee has discussed with Ernst & Young LLP its independence from the Company.

Based on the Audit Committee's review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2004 for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE

Harry L. Hutcherson, Jr. (Chairperson)
Richard E Caruso
Brian T. Maloney
C. J. Waylan

PERFORMANCE GRAPH

Set forth below is a graph comparing the cumulative total stockholder return, assuming dividend reinvestment of $100 invested in the Company's Common Stock on June 30, 1999 through June 30, 2004 with the cumulative total return, assuming dividend reinvestment of $100 invested in the Nasdaq Stock Market (U.S.) Index and a Self-Constructed Peer Group Index. The peer group consists of the following companies: Comtech Telecommunications Corp., EMS Technologies, Inc., Radyne ComStream, Inc. and ViaSat, Inc.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
AMONG GLOBECOMM SYSTEMS INC.
THE NASDAQ STOCK MARKET (U.S.) INDEX
AND A PEER GROUP

PROPOSAL 2

AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED CERTIFICATE
OF INCORPORATION TO INCREASE THE NUMBER OF THE COMPANY'S
AUTHORIZED SHARES OF COMMON STOCK

You are being asked to approve an amendment to Article IV of the Company's Amended and Restated Certificate of Incorporation (the "Certificate"), which would increase the number of authorized shares of Common Stock from 22,000,000 shares to 50,000,000 shares (the "Amendment").

The Board of Directors believes that it is in the best interests of the Company and its stockholders to amend the Certificate to give effect to the proposed Amendment. If the Amendment is approved, the additional authorized shares of Common Stock will be available for issuance from time to time for such purposes and consideration as the Board of Directors may approve, and no further vote of the stockholders of the Company will be sought unless such vote is required for a particular issuance by law or the rules of any national securities exchange on which the Common Stock may then be listed or the Nasdaq Stock Market, as the case may be.

As of September 23, 2004, there were 14,832,024 shares of Common Stock issued and outstanding, and approximately 5,197,382 shares of Common Stock reserved for issuance upon exercise of options and warrants and upon purchases pursuant to the Company's 1999 Employee Stock Purchase Plan. Accordingly, only 1,970,594 shares of Common Stock were available for future corporate uses.

The proposed increase in the number of authorized shares of Common Stock has been recommended by the Board of Directors to assure that an adequate supply of authorized but unissued shares is available for potential offerings, acquisitions and financings and for general corporate purposes. The Board of Directors considers the proposed increase in the number of authorized shares desirable because it will enable the Company to pursue opportunities which the Board of Directors believes provide the Company with the potential for growth and profit. It will give the Board of Directors the necessary flexibility to issue shares of Common Stock in connection with stock dividends and stock splits, acquisitions, financings, stock options and employee benefits and for other general corporate purposes, without the expense and delay incident to obtaining stockholder approval at the time of any such action. Stockholders do not have preemptive rights to purchase additional shares of Common Stock.

If the Amendment is adopted, the amended portion of Article IV of the Certificate, will provide as follows:

"ARTICLE IV.

A. This corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares which this Corporation is authorized to issue is ~~25,000,000~~ 53,000,000 shares. ~~22,000,000~~ 50,000,000 shares, par value $.001 per share, shall be Common Stock and 3,000,000 shares, par value $.001 per share, shall be Preferred Stock."

The only changes in Article IV which will be affected if the Amendment is approved are the changes set forth in bold face type above. All other portions of Article IV will remain unchanged.

Possible Anti-Takeover Effect

Although the Board of Directors has no present intention of issuing additional shares for such purposes, the proposed increase in the number of authorized shares of Common Stock could enable the Board of Directors to issue additional shares to render more difficult or discourage an attempt by another person or entity to obtain control of the Company. The issuance of additional shares of Common Stock in a public or private sale, merger or similar transaction would increase the number of outstanding shares and could dilute the proportionate interest of a party attempting to gain control of the Company. In addition, the Company's Certificate provides the Board of Directors with the authority to issue shares of the Company's preferred stock without further stockholder approval and upon such terms and conditions, and having such rights, privileges and preferences, as the Board of Directors may determine, all of which could discourage or defeat a takeover attempt not considered by the Board of Directors to be in the best interests of the Company and its stockholders. The Board of Directors and management have no knowledge of any current efforts by a third party to obtain control of the Company, and the Amendment is not being proposed in response to any known takeover attempt.

Stockholder Approval

The affirmative vote of a majority of the Company's outstanding Common Stock represented and voting at the Annual Meeting is required to approve an increase in the Company's authorized shares of Common Stock.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote "FOR" the approval of the Amendment.

PROPOSAL 3

AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED
1997 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF
COMMON STOCK AVAILABLE FOR ISSUANCE

You are being asked to approve an amendment to the 1997 Plan to increase the number of shares of Common Stock reserved for issuance under the 1997 Plan by an additional 1,000,000 shares.

The Board of Directors adopted the amendment on September 29, 2004 subject to stockholder approval at this Annual Meeting. Awards of options to purchase an additional 1,000,000 shares of Common Stock are not yet determinable, as none are currently contemplated. Therefore, no new plan benefits table has been provided. The Board may amend or modify the 1997 Plan in the future at any time. The full text of the 1997 Plan, reflecting the new amendments, as well as certain conforming changes, will be furnished to any stockholder upon written request made to the Secretary of the Company and is available at http://www.sec.gov as Appendix C to the Company's definitive proxy statement, filed October 13, 2004.

The Board believes the amendment is necessary to assure that a sufficient reserve of Common Stock remains available for issuance under the 1997 Plan in order to allow the Company to continue to utilize equity incentives to attract and retain the services of key individuals essential to the Company's long-term growth and financial success. We rely significantly on equity incentives in the form of stock options in order to attract and retain key individuals and believe that such equity incentives are necessary for the Company to remain competitive in the marketplace for executive talent and other key individuals. Option grants made to newly-hired or continuing employees and other individuals will be based on both competitive market conditions and individual performance.

The following is a summary of the principal features of the 1997 Plan, as currently in effect.

1997 Stock Incentive Plan

The 1997 Plan was adopted by the Board of Directors on February 26, 1997 as the successor plan to the Company's Incentive Stock Option and Director Stock Option Plan ("the Predecessor Plans") and subsequently approved by the stockholders. 4,670,399 shares of Common Stock have been authorized for issuance under the 1997 Plan. This share reserve is comprised of (i) the shares which remained available for issuance under the Predecessor Plans, including the shares subject to outstanding options there under, plus (ii) an additional increase of 285,000 shares when the 1997 Plan was adopted, (iii) an additional increase of 800,000 shares approved at the Company's Annual Meeting of Stockholders onNovember 16, 2000, plus (iv) an additional increase of 800,000 shares approved at the Company's Annual Meeting of Stockholders on November 15, 2001. In addition, the share reserve has increased on the first trading day of each calendar year beginning with the 1998 calendar year by one percent (1%) of the aggregate shares of Common Stock outstanding on the last business day of the preceding calendar year. These automatic increases have so far resulted in an additional 790,399 shares. However, in no event may any one participant in the 1997 Plan receive option grants or direct stock issuances for more than 1,425,000 shares in the aggregate per calendar year. There were approximately 261,188 options to purchase Common Stock available for grant as of September 23, 2004.

The 1997 Plan is divided into five separate components: (i) the Discretionary Option Grant Program, (ii) the Salary Investment Option Grant Program, (iii) the Stock Issuance Program, (iv) the Automatic Option Grant Program and (v) the Director Fee Option Grant Program. All officers, employees, non-employee directors, consultants and other independent advisors of the Company are eligible to participate in one or more of these programs. As of September 23, 2004, six executive officers, six non-employee directors and approximately 159 other employees were eligible to participate in the 1997 Plan.

The Discretionary Option Grant, Salary Investment Option Grant and Stock Issuance Programs are administered by the Compensation Committee. The Compensation Committee as Plan Administrator has complete discretion to determine which eligible individuals are to receive option grants or stock issuances, the time or times when such option grants or stock issuances are to be made, the number of shares subject to each such grant or issuance, the status of any granted option as either an incentive stock option or a non-statutory stock option under the Federal tax laws, the vesting schedule to be in effect for the option grant or stock issuance and the maximum term for which any granted option is to remain outstanding.

Under the Discretionary Option Grant Program, eligible individuals may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock at an exercise price not less than 85% of their fair market value on the grant date. The fair market value per share on any relevant date under any of the programs under the 1997 Plan will be the closing selling price per share on that date on the Nasdaq National Market. On September 23, 2004 the closing selling price per share was $7.18.

Stock appreciation rights are authorized for issuance under the Discretionary Option Grant Program which provide the holders with the election to surrender their outstanding options for an appreciation distribution from the Company equal to the excess of (i) the fair market value of the vested shares of Common Stock subject to the surrendered option over (ii) the aggregate exercise price payable for such shares. Such appreciation distribution may be made in cash or in shares of Common Stock. To date, no such stock appreciation rights have been granted.

The Plan Administrator has the authority to effect the cancellation of outstanding options under the Discretionary Option Grant Program in return for the grant of new options for the same or different number of option shares with an exercise price per share based upon the fair market value of the Common Stock on the new grant date.

Under the Salary Investment Option Grant Program, selected executive officers and other highly compensated employees may elect to have a portion of their base salary invested each year in special option grants. The Plan Administrator will have the discretion to determine the calendar years for which the program is to be in effect and to select the individuals eligible to participate in the program. For each year the Plan Administrator elects to activate the Salary Investment Option Grant Program, each individual selected for participation may elect, prior to the start of the calendar year, to reduce his base salary for that calendar year by a specific dollar amount not less than $5,000 nor more than $50,000. In return, the officer will automatically be granted, on or before the last trading day in January of the calendar year for which the salary reduction is to be in effect, a non-statutory option to purchase that number of shares of Common Stock determined by dividing the salary reduction amount by two-thirds of the fair market value per share of Common Stock on the grant date. The option will be exercisable at a price per share equal to one-third of the fair market value of the option shares on the grant date. As a result, the built-in gain on the option at the time of grant will be equal to the salary reduction amount. The option will vest in a series of 12 equal monthly installments over the calendar year for which the salary reduction is in effect and will be subject to full and immediate vesting upon certain changes in the ownership or control of the Company. The Plan Administrator has not activated this program, although it may do so in the future.

Under the Stock Issuance Program, eligible individuals may, in the Plan Administrator's discretion, be issued shares of Common Stock directly, through the purchase of such shares at a price not less than

85% of their fair market value at the time of issuance or as a bonus tied to the performance of services. The Plan Administrator has not activated this program, although it may do so in the future.

In the event that there is a change in control of the Company (including the acquisition of more than 35% of the outstanding voting stock), each outstanding option under the Discretionary Option Grant Program will automatically accelerate in full, so that it becomes fully vested, and all unvested shares under the Stock Issuance Program will immediately vest. Options currently outstanding under the Incentive Stock Option Plan will accelerate upon an acquisition of the Company by merger or asset sale, but such options are not subject to acceleration upon a hostile change in control of the Company. Options currently outstanding under the Director Stock Option Plan accelerate upon the optionee's retirement, disability or death, or if the Company executes an agreement pursuant to which the Company is acquired by merger or asset sale or an acquisition (or increase in ownership) by any person to more than 20% of the outstanding voting stock.

Under the Automatic Option Grant Program as currently in effect, each individual who first becomes a non-employee Board member will receive an option grant on such date for 15,000 shares of Common Stock, provided such individual has not otherwise been in the prior employ of the Company. Each automatic grant will have a term of ten years, subject to earlier termination following the optionee's cessation of Board service. Each option will be exercisable for those option shares which have vested. During the period of service as a member of the Board, each 15,000 share grant will vest to the extent of one-third of the number of shares granted thereby (5,000 shares), on the first anniversary of the date of grant, and cumulatively to the extent of an additional one-third, on each of the next two succeeding anniversaries, so that on the third anniversary of the date of grant (provided service as a Board member has continued throughout the period), the options granted to any Eligible Director will be fully vested. However, each outstanding option will immediately vest upon: (i) certain changes in the ownership or control of the Company or (ii) the death or disability of the optionee while serving as a Board member. Please note that certain provisions of the Automatic Option Grant Program are subject to change upon the stockholders' approval of Proposal Number 4, which provides for (i) an automatic annual grant of options to purchase 5,000 shares of Common Stock to each continuing non-employee member of the Company's Board of Directors and (ii) a revision of the vesting dates of options granted to newly elected or appointed non-employee directors.

Under the Director Fee Option Grant Program, non-employee Board members may elect to have all or any portion of any annual retainer fee otherwise payable in cash applied to a special option grant. Each member who elects, prior to the start of a calendar year, to apply all or any portion of his retainer fee for that calendar year to the acquisition of an option will automatically be granted, on the first trading day in the calendar year for which the salary reduction is to be in effect, a non-statutory option to purchase that number of shares of Common Stock determined by dividing the amount of the retainer fee subject to the election by two-thirds of the fair market value per share of Common Stock on the grant date. The option will be exercisable at a price per share equal to one-third of the fair market value of the Option shares on the grant date. As a result, the built-in gain on the option at the time of grant will be equal to the amount of the retainer fee subject to the election. The option becomes exercisable for 50% of the option shares upon completion of six months of Board service in the calendar year and the balance in six successive equal monthly installments upon completion of each additional month of Board service. The option will be subject to full and immediate vesting upon certain changes in the ownership or control of the Company.

Federal Income Tax Consequences

Incentive Stock Options.    No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, generally recognize taxable income or loss in the year in which the purchased shares are sold or otherwise disposed of. For Federal tax purposes, dispositions are either "qualifying" or "disqualifying." A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

Upon a qualifying disposition, the optionee will recognize long-term capital gain or loss in an amount equal to the difference between the amount realized upon the sale of the shares and the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of the fair market value of the shares on the exercise date over the exercise price paid for the shares will be taxable as ordinary income and the Company will be entitled to take a deduction for such amount. Any additional gain or loss recognized upon disposition will be taxable as capital gain or loss to the optionee.

Non-Statutory Options.    No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, and the Company will be entitled to take a corresponding deduction, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

Direct Stock Issuance.    The tax principles applicable to direct stock issuances will be substantially the same as those summarized above for the exercise of non-statutory option grants.

Deductibility of Executive Compensation.    The Company anticipates that any compensation deemed paid by it in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory options granted with exercise prices equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation for purposes of Code Section 162(m) and will not have to be taken into account for purposes of the $1.0 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers. Accordingly, the Company expects that all compensation deemed paid with respect to those options will remain deductible without limitation under Code Section 162(m).

Stockholder Approval

The affirmative vote of a majority of the Company's outstanding Common Stock represented and voting at the Annual Meeting is required to approve an increase in the number of shares of Common Stock which may be issued under the 1997 Plan.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote "FOR" the proposal to increase the number of shares of Common Stock which may be issued under the 1997 Plan by 1,000,000 shares.

PROPOSAL 4

APPROVAL OF AMENDMENTS TO AUTOMATIC OPTION GRANT PROGRAM OF THE COMPANY'S AMENDED AND RESTATED 1997 STOCK INCENTIVE PLAN PROVIDING
(I) ANNUAL GRANT OF STOCK OPTIONS TO CONTINUING NON-EMPLOYEE DIRECTORS OF THE COMPANY AND (II) REVISION OF VESTING DATES OF OPTIONS GRANTED TO NEWLY ELECTED OR APPOINTED NON-EMPLOYEE DIRECTORS

You are being asked to approve amendments to the Automatic Option Grant Program under the 1997 Plan to (i) automatically grant on an annual basis to continuing non-employee directors a Non-Statutory Option to purchase 5,000 shares of Common Stock and (ii) revise the vesting date of options granted to newly elected or appointed non-employee directors. The annual grant would be in addition to the one-time grant of an option to purchase 15,000 shares of Common Stock, granted to directors upon joining the Board, in each case under the terms of the Automatic Option Grant Program.

The purpose of the Automatic Option Grant Program was, and remains, to attract and retain qualified non-employee directors who will maintain and enhance the Company's performance, by providing directors with a personal financial stake in the Company through the ownership of Common Stock. The Company believes that such stock ownership underscores the directors' common interest with stockholders in increasing the value of the Company's stock over the long term.

Under the current Automatic Option Grant Program, each individual who first becomes a non-employee Board member receives on such date an option grant to purchase 15,000 shares of Common Stock on the terms described above in Proposal Number 3 under "1997 Stock Incentive Plan." If the proposed amendment is adopted, the Company would grant to each non-employee Board member an additional option to purchase 5,000 shares of Common Stock on the date of each annual meeting of stockholders subsequent to an individual's election or appointment to the Board, provided such individual has not otherwise been in the prior employ of the Company. The exercise price per share of the options would be the fair market value (as defined in the 1997 Plan) of the shares of Common Stock on the date of grant. Each automatic grant will have a term of ten years, subject to earlier termination following the individual's cessation of Board service. Each annual 5,000 share option grant will fully vest on the date of grant.

In addition, under the current Automatic Option Grant Program, the initial 15,000 share option grant vests over three years, one-third of the option shares (5,000 shares) on each anniversary of the date of grant. The Board is proposing that the initial 5,000 share portion of the grant vest immediately, with the remaining two thirds of the grant vesting one-third on the first anniversary of the date of grant and one-third of the second anniversary of the grant. The Board believes that newly elected or appointed directors would be better incentivized if they obtain a direct interest in the equity performance of the Company from the outset of their tenure.

If the amendments are adopted, the amended portions of Article Five of the 1997 Plan, will provide as follows:

"I.    OPTION TERMS

A.    Option Grants.    Each ~~individual who is first elected or appointed as a~~ non-employee Board member ~~at any time on or after the Underwriting Date~~ shall automatically be granted, (i) a Non-Statutory Option to purchase 15,000 shares of Common Stock on the date of ~~such~~ initial election or appointment to the Board~~, a Non-Statutory Option to purchase 15,000 shares of Common Stock~~, provided that each individual has not previously been in the employ of the Corporation or any Parent or Subsidiary and (ii) a Non-Statutory Option to purchase an additional 5,000 share of Common Stock on the date of each succeeding annual meeting of stockholders at which such director stands for re-election.

D.    Exercise and Vesting of Options.    Each option shall be exercisable for those option shares which have vested. During the period of service as a member of the Board, (i) each 15,000-share grant shall vest to the extent of one third of the number of shares granted thereby (5,000 shares), on ~~the first anniversary of~~ the date of grant, and cumulatively to the extent of an additional one-third, on each of the next two succeeding anniversaries of the date of grant, so that on the ~~third~~ second anniversary of the date of grant (provided service as a Board member has continued throughout the period), the options granted to any eligible Director shall be fully vested and (ii) each annual 5,000-share grant shall fully vest on the date of grant."

The only changes in Article Five which will be affected if the amendments are approved are the changes set forth in bold face type above. All other portions of Article Five will remain unchanged.

For a description of all other material terms of the 1997 Plan please see "1997 Stock Incentive Plan" in Proposal Number 3.

This automatic grant affects only non-employee directors and no executive officer or employee would be affected. There are currently six non-employee directors, each of whom would receive an annual automatic grant of options to purchase 5,000 shares of Common Stock. Therefore, the current non-executive directors as a group would receive options to purchase an aggregate of 30,000 shares of Common Stock immediately following stockholder approval.

It is not possible to calculate the future dollar value of each option granted. It will be determined based on the excess of fair market value of the Company's Common Stock over the exercise price.

Federal Income Tax Consequences

For a description of the federal income tax consequences of the issuance and exercise of the options, please see "Federal Income Tax Consequences" in Proposal Number 3.

Stockholder Approval

The affirmative vote of the holders of a majority of the Company's outstanding Common Stock represented and voting at the Annual Meeting is required to approve amendments to the 1997 Plan that (i) provide for the above annual grant of stock options to the Company's non-employee directors and (ii) revise the vesting dates of the options granted to newly elected or appointed non-employee directors.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote "FOR" the grant of stock options to non-employee directors of the Company and the revision of the vesting dates of the options granted to newly elected or appointed non-employee directors.

PROPOSAL 5

RATIFICATION OF INDEPENDENT AUDITORS

Upon the recommendation of the Audit Committee, the Board of Directors appointed Ernst & Young LLP, independent auditors of the Company since November 27, 1996, as auditors of the Company to serve for the fiscal year ending June 30, 2005, subject to the ratification of such appointment by the stockholders at the Annual Meeting. A representative of Ernst & Young LLP will attend the Annual Meeting with the opportunity to make a statement if he or she so desires and will also be available to answer inquiries.

Stockholder Approval

The affirmative vote of a majority of the Company's outstanding Common Stock represented and voting at the Annual Meeting is required to ratify the appointment of Ernst & Young LLP as independent auditors of the Company to serve for the fiscal year ending June 30, 2005.

Principal Accountant Fees and Services

The following is a summary of the fees billed to the Company for audit, audit related and non-audit services provided by Ernst & Young LLP provided to the Company for the fiscal years ended June 30, 2004 and June 30, 2003:

Fee Category	Fiscal 2004	Fiscal 2003
Audit Fees	$187,500	$148,000
Audit-Related Fees	20,000	—
Tax Fees	43,500	51,450
All Other Fees	—	—
Total Fees	$251,000	$199,450

Audit Fees:    Consists of the aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements and review of the interim financial statements included in the Company's quarterly reports on Form 10-Q and services that are normally provided by Ernst & Young LLP in connection with statutory and regulatory filings or engagements.

Audit-Related Fees:    Consists of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements and are not reported under "Audit Fees." These services include the audit of an employee benefit plan and consultations concerning financial accounting and reporting standards and transactions.

Tax Fees:    Consists of the aggregate fees billed for professional services rendered for tax compliance, tax advice and tax planning.

All Other Fees:    Consists of the aggregate fees billed for products and services other than the services reported above.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by Ernst and Young LLP. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for audit services a year in advance and any pre-approval for permissible non-audit services is detailed as to the particular service or category of services. Ernst & Young LLP and the Company's management are required to periodically report to the Audit Committee regarding the extent of services provided by Ernst & Young LLP in accordance with this pre-approval and the fees for the services performed.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote "FOR" the proposal to ratify the appointment of Ernst & Young LLP.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of September 23, 2004, certain information with respect to the beneficial ownership of shares of Common Stock of: (i) all stockholders known by the Company to be the beneficial owners of more than 5% of its outstanding Common Stock, (ii) each director, nominee for director and Named Executive Officer of the Company and (iii) all current directors and executive officers of the Company as a group. Beneficial ownership is determined in accordance with the rules of the Commission and includes voting and investment power with respect to shares of Common Stock.

Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned(2)		Percentage of Shares Outstanding
Royce & Associates, LLC 1414 Avenue of the Americas, 9th Floor, New York, New York 10019-2578	1,561,000		10.52%
David E. Hershberg	828,766	(3)	5.55%
Kenneth A. Miller	222,125	(4)	1.48%
Stephen C. Yablonski	154,288	(5)	1.03%
Andrew C. Melfi	143,278	(6)	*
Paul J. Johnson	87,125	(7)	*
C. J. Waylan	83,492	(8)	*
Richard E. Caruso	33,333	(9)	*
A. Robert Towbin	24,923	(10)	*
Brian T. Maloney	15,038	(11)	*
Harry L. Hutcherson, Jr.	5,000	(12)	*
Jack A. Shaw	—		—
All current directors and executive officers as a group (12 persons)	1,684,262	(13)	10.71%

*	Represents less than 1%.

(1)	Except as otherwise indicated, (i) the stockholders named in the table have sole voting and investment power with respect to all shares beneficially owned by them and (ii) the address of all stockholders listed in the table is: c/o Globecomm Systems Inc., 45 Oser Avenue, Hauppauge, New York 11788.

(2)	The number of shares of Common Stock outstanding as of September 23, 2004 was 14,832,024. Amounts shown for each stockholder include (i) all shares of Common Stock owned by each stockholder and (ii) shares of Common Stock underlying options and warrants exercisable within 60 days of September 23, 2004, with the exception of Royce & Associates, LLC, which is based on the latest information publicly available as of June 30, 2004.

(3)	Includes 171,000 shares of Common Stock held by Deerhill Associates, a family partnership of which Mr. Hershberg is General Managing Partner. Mr. Hershberg disclaims beneficial ownership of the shares held by Deerhill Associates except to the extent of his proportionate pecuniary interest therein. Includes 87,766 shares of Common Stock issuable upon the exercise of stock options.

(4)	Includes 178,781 shares of Common Stock issuable upon the exercise of stock options and warrants.

(5)	Consists of 1,485 shares of Common Stock held by certain members of Mr. Yablonski's family of which Mr. Yablonski disclaims beneficial ownership and 152,703 shares of Common Stock issuable upon the exercise of stock options and warrants.

(6)	Includes 143,128 shares of Common Stock issuable upon the exercise of stock options.

(7)	Includes 87,125 shares of Common Stock issuable upon the exercise of stock options and warrants.

(8)	Includes 79,492 shares of Common Stock issuable upon the exercise of stock options.

(9)	Includes 33,333 shares of Common Stock issuable upon the exercise of stock options.

(10)	Includes 18,333 shares of Common Stock issuable upon the exercise of stock options.

(11)	Includes 15,038 shares of Common Stock issuable upon the exercise of stock options.

(12)	Includes 5,000 shares of Common Stock issuable upon the exercise of stock options.

(13)	See Notes (3) through (12) above.

CERTAIN TRANSACTIONS

From July 1, 2003 through September 23, 2004, the Company granted executive officers and non-employee directors of the Company and employees, some of who are immediate family members of the Company's executive officers, options to purchase 491,136 shares of the Company's Common Stock with exercise prices ranging from $1.47 to $7.00 per share.

In November 2003, Mr. Miller sold approximately 61,000 shares of the Company's common stock at a fair market price of $5.41 per share to the Company in connection with its stock repurchase program. In November 2003, Mr. Miller paid approximately $333,000 to the Company to satisfy all amounts outstanding on a $300,000 promissory note, together with accrued interest thereon to the Company, which fully satisfied the promissory note.

STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING OF STOCKHOLDERS

Stockholders of the Company may submit proposals on matters appropriate for stockholder action at meetings of the Company's stockholders in accordance with Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended. For such proposals to be included in the Company's proxy materials relating to its 2005 Annual Meeting of Stockholders, all applicable requirements of Rule 14a-8 must be satisfied and such proposals must be received by the Company no later than June 17, 2005. Such proposals should be delivered to the Company in writing to the following address: Globecomm Systems Inc., Attn: Corporate Secretary, 45 Oser Avenue, Hauppauge, New York 11788.

OTHER MATTERS

The Board knows of no matters that are to be presented for action at the Annual Meeting other than those set forth above. If any other matters properly come before the Annual Meeting, the persons named in the enclosed form of proxy will vote the shares represented by proxies in accordance with their best judgment on such matters.

Proxies will be solicited by mail and may also be solicited in person or by telephone by some regular employees of the Company. The Company may also consider the engagement of a proxy solicitation firm. Costs of the solicitation will be borne by the Company.

By Order of the Board of Directors
Paul J. Johnson Secretary

Hauppauge, New York
October 13, 2004

APPENDIX A

GLOBECOMM SYSTEMS INC.

AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

1.    PURPOSE

The primary function of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its oversight responsibilities by reviewing: the qualifications and performance of the Company's independent auditors, the financial reports and other financial information provided by the Company to any governmental body or the public; the Company's systems of internal controls; and the Company's auditing, accounting and financial reporting processes generally. The Committee's primary duties and responsibilities are to:

(a)	Serve as an independent and objective party to monitor the Company's financial reporting process and internal controls system;

(b)	Select the Company's independent auditors and review and assess the scope and results of their audit and any other services;

(c)	Provide an open avenue of communication among the independent auditors, financial and senior management, and the Board; and

(d)	Prepare a report required by Securities and Exchange Commission ("SEC") rules to be included in the Company's annual proxy statement.

The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section 4 of this Charter.

2.    COMPOSITION

The Committee shall be comprised of three or more directors, each of whom must be independent according to National Association of Securities Dealers Automated Quotations ("NASDAQ") rules and the Sarbanes-Oxley Act of 2002. In order to be considered "independent," a director may not accept any consulting, advisory or other compensatory fee from the Company or be an affiliate of the Company or any of its subsidiaries.

All members of the Committee shall be able to read and understand financial statements, and at least one member of the Committee shall have accounting or related financial management expertise and be a "financial expert" under NASDAQ and SEC rules. Members of the Committee shall be appointed annually by the Board and may be replaced or removed by the Board with or without cause.

3.    MEETINGS

The Committee shall meet on a regular basis and shall hold special meetings as circumstances require. As part of its job to foster open communication, the Committee should meet at least annually with management, and the independent auditors in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or its chairman shall meet with the independent auditors and management quarterly to review the Company's financial information for that quarter prior to their release and filing of the Company's Quarterly Report on Form 10-Q and discuss with the independent auditors the results of the limited review of such information conducted by the independent auditors.

4.    RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Committee shall:

•	Documents/Reports Review

(a)	Review and update this Charter at least annually.

(b)	Review the Company's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent auditors, and including the Company's proxy statements and all reports of the Company on Form 10-K and Form 10-Q.

(c)	Review the regular internal reports to management and management's response.

(d)	Review all press releases and publicly-distributed information of a financial nature prior to dissemination.

•	Independent Auditors, Financial Events and Reporting Processes

(e)	Be directly responsible for the appointment, compensation and oversight of the work of the independent auditors engaged on any audit, including the resolution of disagreements between management and the auditing firm. The independent auditors shall report directly to the Committee. On an annual basis, the Committee shall obtain a formal written statement from the auditors delineating all relationships between the auditors and the Company consistent with Independence Standards Board Standard 1, and shall review and discuss with the auditors all significant relationships the auditors have with the Company to determine the auditors' independence.

(f)	Review the audit scope, staffing, overall audit plan and performance of the independent auditors. Approve any proposed discharge of the independent auditors when circumstances warrant.

(g)	Periodically consult with the independent auditors out of the presence of management about internal controls, financial reporting processes and the completeness and accuracy of the Company's financial statements.

(h)	Review and discuss with management and the independent auditors the Company's annual audited financial statements including critical accounting policies and practices used by the Company, significant financial reporting issues that have arisen in connection with preparing the audited financial statements, prior to filing Form 10-K.

(i)	Pre-approve all audit services and non-audit services not prohibited by the SEC or Public Company Accounting Oversight Board. Pre-approval may be delegated to one or more members of the Committee.

(j)	Consider effect on financial statements of regulatory and any new authoritative accounting initiatives as well as any off-balance sheet transactions.

(k)	Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting including, if appropriate, the effect of alternative generally accepted accounting principles.

(l)	Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditors or management.

(m)	Review and discuss the independent auditors' required communications brought to the Committee.

(n)	Following completion of the annual audit, review separately with management, and the independent auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

(o)	Review any significant disagreement among management and the independent auditors in connection with the preparation of the financial statements.

•	Related-Party Transactions

(p)	Review and approve all related party transactions required to be disclosed pursuant to Regulation S-K, Item 404 of the SEC, as such regulation may be amended from time to time.

•	Procedures for Addressing Complaints and Concerns

(q)	Establish procedures for the receipt, retention and treatment of complaints concerning accounting, internal accounting controls and auditing matters; and the confidential, anonymous submission by employees of the Company of concerns regarding accounting or auditing matters.

•	Regular Reports to the Board

(r)	Regularly report to and review with the Board any issues that arise with regard to quality and integrity of the Company's financial statements, or any other matters pertaining to the Company's performance and the Committee's findings. Perform any other activities consistent with this Charter, the Company's by-laws and governing law, as the Committee or the Board deems necessary or appropriate.

•	General

(s)	The Committee has the authority to engage independent counsel, experts in particular areas of accounting and other advisors, as it deems necessary. Further, it may require any officer, employee, independent counsel or independent auditors to attend its meetings or meet with any member of the Committee or any adviser to the Company.

(t)	The Company will provide the appropriate funding, as determined by the Committee, for payment of compensation to the independent auditors for audit fees, audit related fees, tax fees and all other fees and to any advisors engaged by the Committee.

5.    QUALIFIED LEGAL COMPLIANCE COMMITTEE

The Committee shall function as the Company's Qualified Legal Compliance Committee (the "QLCC") as defined in the rules of the SEC. In this capacity, the QLCC shall adopt written procedures for the QLCC, including the procedure for administering the confidential receipt, retention and consideration of any report of a material violation of federal securities laws, breach of fiduciary duty or similar violations by the Company or any officer, director, employee or agent of the Company.

Notwithstanding the responsibilities and powers of the Committee set forth in this charter, it is not intended to carry responsibility for planning or conducting audits of the Company's financial statements or determining whether the Company's financial statements are complete, accurate and prepared in accordance with generally accepted accounting principles. Such responsibilities are the duty of management and, to the extent of their audit responsibilities, the independent auditors. In addition, it is not the duty of the Committee to conduct investigations or to assure compliance with laws and regulations. The Committee shall be entitled to rely upon advice and information it receives in its discussions and communications with management, the independent auditors and such experts, advisors and professionals it may consult.

Adopted by the Board on November 18, 2003.

APPENDIX B

GLOBECOMM SYSTEMS INC.
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

A.    PURPOSE

The purpose of the Nominating and Corporate Governance Committee (the "Committee") of the Board of Directors (the "Board") of Globecomm Systems Inc. (the "Company") is to (1) identify individuals who are qualified to serve as members of the Board, (2) select, or recommend that the Board select, director nominees to be presented for stockholder approval at the annual meeting of the stockholders, (3) select, or recommend that the Board select, the composition of the committees of the Board, (4) monitor a process to assess the Board's effectiveness; (5) develop and implement the Company's corporate governance procedures and policies and (6) perform such other functions as the Board may from time to time request.

B.    MEMBERSHIP AND ORGANIZATION

1.	The Committee shall consist of at least three members, all of whom shall be "independent" in accordance with the Nasdaq Marketplace Rules ("Nasdaq Rules"). Notwithstanding the foregoing sentence, one director who is not independent as defined in the Nasdaq Rules and is not a current officer or employee or a Family Member (as defined in the Nasdaq Rules) of an officer or employee, may be appointed to the Committee if the Board, under exceptional and limited circumstances, determines that such individual's membership on the Committee is required in the best interests of the Company and its shareholders. A member appointed under this exception may not serve longer than two years.

2.	Members of the Committee shall be appointed by the Board and shall serve until their successors shall be duly elected and qualified. The Board may remove members of the Committee with or without cause at any time. Unless a chairperson is appointed by the Board, the members of the Committee shall elect a chairperson by majority vote of the full Committee membership.

3.	The Company shall provide for appropriate funding, as determined by the Committee, for the payment of (a) any consultants, search firms or experts employed by the Committee and (b) any ordinary administrative expenses of the Committee that are necessary or appropriate in the carrying out its duties.

C.    MEETINGS OF THE COMMITTEE

1.	The Committee shall meet in person, telephonically or otherwise at least once annually. Two members shall constitute a quorum. If a quorum is present, a majority of the members present shall decide any question brought before the Committee. The chairperson of the Committee may call a meeting of the Committee upon due notice to each other member at least twenty-four hours prior to the meeting and any member of the Committee may do so upon due notice at least forty-eight hours prior to the meeting. The Committee may also hold special meetings or act by unanimous written consent, as may be required.

2.	The chairperson of the Committee will preside at each meeting of the Committee and, in consultation with the other members of the Committee, shall set the frequency and length of each meeting and the agenda of items to be addressed at each meeting. The chairperson will ensure that the agenda for each meeting is circulated to the other members of the Committee in advance of each meeting. The committee shall keep minutes of each of its meetings and conference calls and report its action.

3.	The Committee shall report regularly to the Board (i) following meetings of the Committee, (ii) with respect to such other matters as are relevant to the Committee's discharge of its responsibilities and (iii) with respect to such recommendations as the Committee may deem appropriate. The report to the Board may take the form of an oral report by the chairperson of the Committee or other member of the Committee designated by the Committee to make such report.

D.    GENERAL RESPONSIBILITIES AND AUTHORITY

1.	The Committee shall formulate and recommend for adoption by the Board criteria or procedures for the selection of new directors to serve on the Board.

2.	Consistent with any criteria or procedures that the Committee and the Board shall approve, the Committee shall identify individuals qualified to become members of the Board and shall select and recommend to the Board director nominees to be presented for stockholder approval at each annual meeting of stockholders or to fill vacancies on the Board that may occur between annual meetings of stockholders. In making its selection, the Committee shall seek individuals who have the highest personal and professional integrity, who have demonstrated exceptional ability and judgment and who the Committee believes will be effective, in conjunction with the other nominees to the Board, in collectively serving the long-term interests of the stockholders. The Committee shall conduct all necessary and appropriate inquiries into the background and qualifications of possible director candidates.

3.	The Committee shall have the sole authority to retain and to terminate any search firm to be used to assist the Committee in the identification of director candidates, including the sole authority to approve the fees payable to such search firm and any other terms of retention.

4.	The Committee shall review and make recommendations to the Board concerning nominations of existing members of the Board to stand for re-election. The Company is of the view that the continuing service of qualified incumbent directors promotes stability and continuity for the Board, giving the Company the benefit of familiarity and insight into the Company's affairs that its directors have accumulated during their tenure, while contributing to the Board's ability to work as a collective body. Accordingly, the process of the Committee for identifying nominees shall reflect the Company's practice of renominating incumbent directors who continue to satisfy the Committee's criteria for membership on the Board, whom the Committee believes will continue to make important contributions to the Board and who consent to continued service on the Board.

5.	The Committee shall review and make recommendations to the Board regarding the composition and size of the Board in order to ensure that the Board has the requisite expertise under applicable laws, the rules and regulations of the Securities and Exchange Commission and the Nasdaq Rules.

6.	The Committee shall formulate and recommend for adoption by the Board a policy regarding the consideration of nominees for election to the Board who are recommended by the Company's stockholders.

7.	Consistent with any criteria or procedures that the Committee and the Board shall approve, the Committee shall consider any qualified director candidates submitted by the Company's stockholders in compliance with the Company's certificate of incorporation and by-laws and all applicable rules and regulations of the Securities and Exchange Commission and the Nasdaq Rules.

8.	The Committee shall formulate and recommend for adoption by the Board procedures for the Company's stockholders to send communications to the Board.

9.	The Committee shall review the Board's committee structure and shall recommend to the Board for its approval directors to serve as members of each committee. The Committee shall review and recommend committee slates annually and shall recommend additional committee members to fill vacancies as needed.

10.	The Committee shall formulate and recommend for adoption by the Board corporate governance policies or procedures of the Company and keep informed of developments with regard to corporate governance to enable the Committee to make recommendations to the Board in light of such developments as may be appropriate.

11.	The Committee shall oversee the evaluation of the performance of the Company's management, the Board and each of the committees of the Board, including conducting an annual self-evaluation of the Committee.

12.	The Committee shall endeavor to plan for the succession of the Company's Chief Executive Officer, which may include discussing with the Chief Executive Officer a succession plan for key senior officers of the Company, with an assessment of senior managers and their potential to succeed the Chief Executive Officer and other senior management positions.

13.	The Committee shall consider questions of independence and possible conflicts of interests of members of the Board and the Company's executive officers.

14.	The Committee shall have the authority to form and to delegate any of its responsibilities to subcommittees and to delegate to the appropriate officers of the Company certain actions, as the Committee may deem appropriate from time to time.

15.	The Committee shall review and assess the adequacy of this charter on an annual basis and shall submit any proposed amendments to the Board for approval.

16.	The Committee shall perform any other activity consistent with this charter and the Company's by-laws or as required under applicable laws, the rules and regulations of the Securities and Exchange Commission and the Nasdaq Rules pertaining to the nomination of directors or the administration of corporate governance by the Board.

Adopted by the Board on June 24, 2004.

APPENDIX C

GLOBECOMM SYSTEMS INC.
AMENDED AND RESTATED 1997 STOCK INCENTIVE PLAN

ARTICLE ONE

GENERAL PROVISIONS

I.    PURPOSE OF THE PLAN

This Amended and Restated 1997 Stock Incentive Plan (the "Plan") is intended to promote the interests of Globecomm Systems Inc., a Delaware corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

II.    STRUCTURE OF THE PLAN

A.	The Plan shall be divided into five separate equity programs:

(i)	the Discretionary Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock,

(ii)	the Salary Investment Option Grant Program under which eligible employees may elect to have a portion of their base salary invested each year in special option grants,

(iii)	the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary),

(iv)	the Automatic Option Grant Program under which eligible non-employee Board members shall automatically receive option grants at periodic intervals to purchase shares of Common Stock, and

(v)	the Director Fee Option Grant Program under which non-employee Board members may elect to have all or any portion of their annual retainer fee otherwise payable in cash applied to a special option grant.

B.	The provisions of Articles One and Seven shall apply to all equity programs under the Plan and shall govern the interests of all persons under the Plan.

III.    ADMINISTRATION OF THE PLAN

A.	Prior to the Section 12 Registration Date, the Discretionary Option Grant and Stock Issuance Programs shall be administered by the Board. Beginning with the Section 12 Registration Date, the Primary Committee shall have sole and exclusive authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders and shall have sole and exclusive authority to administer the Salary Investment Option Grant Program with respect to all eligible individuals.

B.	Administration of the Discretionary Option Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer those programs with respect to all such persons. The members of the Secondary Committee may be Board members who are Employees eligible to receive discretionary option grants or direct stock issuances under the Plan or any other stock option, stock appreciation, stock bonus or other stock plan of the Corporation (or any Parent or Subsidiary).

C.	Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

D.	Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant, Salary Investment Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant, Salary Investment Option Grant and Stock Issuance Programs under its jurisdiction or any option or stock issuance thereunder.

E.	Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.

F.	Administration of the Automatic Option Grant and Director Fee Option Grant Programs shall be self-executing in accordance with the terms of those programs, and no Plan Administrator shall exercise any discretionary functions with respect to any option grants or stock issuances made under those programs.

IV.    ELIGIBILITY

A.	The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are as follows:

(i)	Employees,

(ii)	non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

(iii)	consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

B.	Only Employees who are Section 16 Insiders or other highly compensated individuals shall be eligible to participate in the Salary Investment Option Grant Program.

C.	Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority to determine, (i) with respect to the option grants under the Discretionary Option Grant Program, which eligible persons are to receive option grants, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive stock issuances, the time or times when such issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration for such shares.

D.	The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Discretionary Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

E.	The individuals who shall be eligible to participate in the Automatic Option Grant Program shall be limited to those individuals who first become non-employee Board members on or after the Underwriting Date, whether through appointment by the Board or election by the Corporation's stockholders. A non-employee Board member who has previously been in the employ of the Corporation (or any Parent or Subsidiary) or who serves as a member of the Board pursuant to contractual rights granted to certain groups of stockholders in connection with their purchase of stock in the Corporation shall not be eligible to receive an option grant under the Automatic Option Grant Program.

F.	All non-employee Board members shall be eligible to participate in the Director Fee Option Grant Program.

V.    STOCK SUBJECT TO THE PLAN

A.	The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock reserved for issuance over the term of the Plan shall not exceed 5,670,399 shares. Such share reserve includes (i) the initial reserve of 2,280,000 shares, (ii) an additional increase of 90,818 shares effected in January 1998 pursuant to the automatic share increase provisions of Section V.B., (iii) an additional increase of 90,517 shares effected in January 1999 pursuant to the automatic share increase provisions of Section V.B., (iv) an additional increase of 95,623 shares effected in January 2000 pursuant to the automatic share increase provisions of Section V.B., (v) an additional increase of 800,000 shares authorized by the Board on July 21, 2000 and approved by the stockholders at the 2000 Annual Meeting, (vi) an additional increase of 119,505 shares effected in January 2001 pursuant to the automatic share increase provisions of Section V.B. (vii) an additional increase of 800,000 shares authorized by the Board on August 16, 2001 and approved by the stockholders at the 2001 Annual Meeting, (viii) an additional increase of 127,529 shares effected in January 2002 pursuant to the automatic share increase provisions of Section V.B., (ix) an additional increase of 125,644 shares effected in January 2003 pursuant to the automatic share increase provisions of Section V.B, (x) an additional increase of 140,763 shares effected in January 2004 pursuant to the automatic share increase provisions of Section V.B and (xi) an additional increase of 1,000,000 shares authorized by the Board on September 29, 2004 and approved by the stockholders at the 2004 Annual Meeting.

B.	The number of shares of Common Stock available for issuance under the Plan shall automatically increase on the first trading day of each calendar year during the term of the Plan, beginning with the 1998 calendar year, by an amount equal to one percent (1%) of the shares of Common Stock outstanding on the last trading day of the immediately preceding calendar year. No Incentive Options may be granted on the basis of the additional shares of Common Stock resulting from such annual increases.

C.	No one person participating in the Plan may receive options, separately exercisable stock appreciation rights and direct stock issuances for more than 1,425,000 * shares of Common Stock in the aggregate per calendar year, beginning with the 1998 calendar year.

D.	Shares of Common Stock subject to outstanding options (including options incorporated into this Plan from the Predecessor Plan) shall be available for subsequent issuance under the Plan to the extent those options expire or terminate for any reason prior to exercise in full. Unvested shares issued under the Plan and subsequently cancelled or repurchased by the Corporation, at the original issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan. However, should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance.

E.	If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under this Plan per calendar year, (iii) the number and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program to new and continuing non-employee Board members, (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option under the Plan and (v) the number and/or class of securities and price per share in effect under each outstanding option incorporated into this Plan from the Predecessor Plans. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

ARTICLE TWO

DISCRETIONARY OPTION GRANT PROGRAM

I.    OPTION TERMS

Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

*	All figures have been adjusted to reflect the 2.85-for-1 stock split effected prior to the closing of the initial public offering of the Common Stock.

A.	Exercise Price.

1.	The exercise price per share shall be fixed by the Plan Administrator but shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the option grant date.

2.	The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Six and the documents evidencing the option, be payable in one or more of the forms specified below:

(i)	cash or check made payable to the Corporation,

(ii)	shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

(iii)	to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

B.    Exercise and Term of Options.    Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

C.    Effect of Termination of Service.

1.	The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

(i)	Any option outstanding at the time of the Optionee's cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

(ii)	Any option exercisable in whole or in part by the Optionee at the time of death may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution.

(iii)	Should the Optionee's Service be terminated for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to be outstanding.

(iv)	During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

2.	The Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

(i)	extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service from the limited exercise period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

(ii)	permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

D.    Stockholder Rights.    The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

E.    Repurchase Rights.    The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

F.    Limited Transferability of Options.    During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. However, a Non-Statutory Option may, in connection with the Optionee's estate plan, be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

II.    INCENTIVE OPTIONS

The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Seven shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

A.    Eligibility.    Incentive Options may only be granted to Employees.

B.    Exercise Price.    The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

C.    Dollar Limitation.    The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted. The provisions of this Section C shall apply to options previously issued under the Corporation's Incentive Stock Option Plan, and shall be in substitution for the limitation set forth in Section 2.05 of such Plan.

D.    10% Stockholder.    If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

III.    CORPORATE TRANSACTION/CHANGE IN CONTROL

A.	In the event of any Corporate Transaction, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock.

B.	All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction.

C.	Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding.

D.	In the event of a Change in Control each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Change in Control, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. Each option so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Optionee's cessation of Service. In addition, all of the Corporation's outstanding repurchase rights with respect to shares held by the Optionee at the time of such Change in Control shall immediately terminate, and the shares subject to those terminated repurchase rights shall accordingly vest in full.

E.	The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

F.	The outstanding options shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

IV.    CANCELLATION AND REGRANT OF OPTIONS

The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Discretionary Option Grant Program (including outstanding options incorporated from the Predecessor Plan) and to grant in substitution new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new grant date.

V.    STOCK APPRECIATION RIGHTS

A.	The Plan Administrator shall have full power and authority to grant to selected Optionees tandem stock appreciation rights and/or limited stock appreciation rights.

B.	The following terms shall govern the grant and exercise of tandem stock appreciation rights:

(i)	One or more Optionees may be granted the right, exercisable upon such terms as the Plan Administrator may establish, to elect between the exercise of the underlying option for shares of Common Stock and the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (a) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (b) the aggregate exercise price payable for such shares.

(ii)	No such option surrender shall be effective unless it is approved by the Plan Administrator, either at the time of the actual option surrender or at any earlier time. If the surrender is so approved, then the distribution to which the Optionee shall be entitled may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

(iii)	If the surrender of an option is not approved by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of (a) five (5) business days after the receipt of the rejection notice or (b) the last day on which the option is otherwise exercisable in accordance with the terms of the documents evidencing such option, but in no event may such rights be exercised more than ten (10) years after the option grant date.

C.	The following terms shall govern the grant and exercise of limited stock appreciation rights:

(i)	One or more Section 16 Insiders may be granted limited stock appreciation rights with respect to their outstanding options.

(ii)	Upon the occurrence of a Hostile Take-Over, each individual holding one or more options with such a limited stock appreciation right shall have the unconditional right (exercisable for a thirty (30)-day period following such Hostile Take-Over) to surrender each such option to the Corporation, to the extent the option is at the time exercisable for vested shares of Common

Stock. In return for the surrendered option, the Optionee shall receive a cash distribution from the Corporation in an amount equal to the excess of (A) the Take-Over Price of the shares of Common Stock which are at the time vested under each surrendered option (or surrendered portion thereof) over (B) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the option surrender date.

(iii)	Neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with such option surrender and cash distribution.

(iv.)	The balance of the option (if any) shall remain outstanding and exercisable in accordance with the documents evidencing such option.

ARTICLE THREE

SALARY INVESTMENT OPTION GRANT PROGRAM

I.    OPTION GRANTS

The Primary Committee shall have the sole and exclusive authority to determine the calendar year or years (if any) for which the Salary Investment Option Grant Program is to be in effect and to select the Section 16 Insiders and other highly compensated Employees eligible to participate in the Salary Investment Option Grant Program for those calendar year or years. Each selected individual who elects to participate in the Salary Investment Option Grant Program must, prior to the start of each calendar year of participation, file with the Plan Administrator (or its designate) an irrevocable authorization directing the Corporation to reduce his or her base salary for that calendar year by an amount not less than Ten Thousand Dollars ($10,000.00) nor more than Fifty Thousand Dollars ($50,000.00). The Primary Committee shall have complete discretion to determine whether to approve the filed authorization in whole or in part. To the extent the Primary Committee approves the authorization, the individual who filed that authorization shall be granted an option under the Salary Investment Grant Program on or before the last trading day in January for the calendar year for which the salary reduction is to be in effect. All grants under the Salary Investment Option Grant Program shall be at the sole discretion of the Primary Committee.

II.    OPTION TERMS

Each option shall be a Non-Statutory Option evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below.

A.	Exercise Price.

1.	The exercise price per share shall be thirty-three and one-third percent (33-1/3%) of the Fair Market Value per share of Common Stock on the option grant date.

2.	The exercise price shall become immediately due upon exercise of the option and shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

B.    Number of Option Shares.    The number of shares of Common Stock subject to the option shall be determined pursuant to the following formula (rounded down to the nearest whole number):

X = A ÷ (B x 66-2/3%), where

X is the number of option shares,

A is the dollar amount of the approved reduction in the Optionee's base salary for the calendar year, and

C.    Exercise and Term of Options.    The option shall become exercisable in a series of twelve (12) successive equal monthly installments upon the Optionee's completion of each calendar month of Service in the calendar year for which the salary reduction is in effect. Each option shall have a maximum term of ten (10) years measured from the option grant date.

D.    Effect of Termination of Service.    Should the Optionee cease Service for any reason while holding one or more options under this Article Three, then each such option shall remain exercisable, for any or all of the shares for which the option is exercisable at the time of such cessation of Service, until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of such cessation of Service. Should the Optionee die while holding one or more options under this Article Three, then each such option may be exercised, for any or all of the shares for which the option is exercisable at the time of the Optionee's cessation of Service (less any shares subsequently purchased by Optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. Such right of exercise shall lapse, and the option shall terminate, upon the earlier of (i) the expiration of the ten (10)-year option term or (ii) the three (3)-year period measured from the date of the Optionee's cessation of Service. However, the option shall, immediately upon the Optionee's cessation of Service for any reason, terminate and cease to remain outstanding with respect to any and all shares of Common Stock for which the option is not otherwise at that time exercisable.

III.    CORPORATE TRANSACTION/CHANGE IN CONTROL

A.	In the event of any Corporate Transaction while the Optionee remains in Service, each outstanding option held by such Optionee under this Salary Investment Option Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. Each such outstanding option shall be assumed by the successor corporation (or parent thereof) in the Corporate Transaction and shall remain exercisable for the fully-vested shares until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of the Optionee's cessation of Service.

B.	In the event of a Change in Control while the Optionee remains in Service, each outstanding option held by such Optionee under this Salary Investment Option Grant Program shall automatically accelerate so that each such option shall immediately become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. The option shall remain so exercisable until the earlier or (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of the Optionee's cessation of Service.

C.	Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each of his or her outstanding option grants. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to each surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No approval or consent of the Board or any Plan Administrator shall be required in connection with such option surrender and cash distribution.

D.	The grant of options under the Salary Investment Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

III.    REMAINING TERMS

The remaining terms of each option granted under the Salary Investment Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

ARTICLE FOUR

STOCK ISSUANCE PROGRAM

I.    STOCK ISSUANCE TERMS

Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below.

A.	Purchase Price.

1.	The purchase price per share shall be fixed by the Plan Administrator, but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the issuance date.

2.	Subject to the provisions of Section I of Article Seven, shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

(i)	cash or check made payable to the Corporation, or

(ii)	past services rendered to the Corporation (or any Parent or Subsidiary).

B.	Vesting Provisions.

1.	Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives.

2.	Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant's unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

3.	The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

4.	Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to the surrendered shares.

5.	The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock which would otherwise occur upon the cessation of the Participant's Service or the non-attainment of the performance objectives applicable to those shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

II.    CORPORATE TRANSACTION/CHANGE IN CONTROL

A.	All of the Corporation's outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction.

B.	All of the Corporation's outstanding repurchase under the Stock Issuance Program shall automatically terminate, and the shares of Common Stock subject to those terminated rights shall immediately vest, upon a Change in Control.

III.    SHARE ESCROW/LEGENDS

Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

ARTICLE FIVE

AUTOMATIC OPTION GRANT PROGRAM

I.    OPTION TERMS

A.    Option Grants.    Each non-employee Board member shall automatically be granted, (i) a Non-Statutory Option to purchase 15,000 shares of Common Stock on the date of initial election or appointment to the Board, provided that individual has not previously been in the employ of the Corporation or any Parent or Subsidiary and (ii) a Non-Statutory Option to purchase an additional 5,000 shares of Common Stock on the date of each succeeding annual meeting of stockholders at which such director stands for re-election.

B.	Exercise Price.

1.	The exercise price per share shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

2.	The exercise price shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

C.    Option Term.    Each option shall have a term of ten (10) years measured from the option grant date.

D.    Exercise and Vesting of Options.    Each option shall be exercisable for those option shares which have vested. During the period of service as a member of the Board, (i) each 15,000-share grant shall vest to the extent of one third of the number of shares granted thereby (5,000 shares), on the date of grant, and cumulatively to the extent of an additional one-third, on each of the next two succeeding anniversaries of the date of grant, so that on the second anniversary of the date of grant (provided service as a Board member has continued throughout the period), the options granted to any eligible Director shall be fully vested and (ii) each annual 5,000-share grant shall fully vest on the date of grant.

E.    Termination of Board Service.    The following provisions shall govern the exercise of any options held by the Optionee at the time the Optionee ceases to serve as a Board member:

(i)	The Optionee (or, in the event of Optionee's death, the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution) shall have a twelve (12)-month period following the date of such cessation of Board service in which to exercise each such option.

(ii)	During the twelve (12)-month exercise period, the option may not be exercised in the aggregate for more than the number of vested shares of Common Stock for which the option is exercisable at the time of the Optionee's cessation of Board service.

(iii)	Should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised for all or any portion of those shares as fully-vested shares of Common Stock.

(iv)	In no event shall the option remain exercisable after the expiration of the option term. Upon the expiration of the twelve (12)-month exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Board service for any reason other than death or Permanent Disability, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

II.    CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

A.	In the event of any Corporate Transaction, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, each automatic option grant shall terminate and cease to be outstanding.

B.	In connection with any Change in Control, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. Each such option shall remain exercisable for such fully-vested option shares until the expiration or sooner termination of the option term or the surrender of the option in connection with a Hostile Take-Over.

C.	Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each of his or her outstanding automatic option grants. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to each surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No approval or consent of the Board or any Plan Administrator shall be required in connection with such option surrender and cash distribution.

D.	Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

E.	The grant of options under the Automatic Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

III.    REMAINING TERMS

The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

ARTICLE SIX

DIRECTOR FEE OPTION GRANT PROGRAM

I.    OPTION GRANTS

Each non-employee Board member may elect to apply all or any portion of the annual retainer fee otherwise payable in cash for his or her service on the Board to the acquisition of a special option grant under this Director Fee Option Grant Program. Such election must be filed with the Corporation's Chief Financial Officer prior to the first day of the calendar year for which the annual retainer fee which is the subject of that election is otherwise payable. Each non-employee Board member who files such a timely election shall automatically be granted an option under this Director Fee Option Grant Program on the first trading day in January in the calendar year for which the annual retainer fee which is the subject of that election would otherwise be payable.

II.    OPTION TERMS

Each option shall be a Non-Statutory Option governed by the terms and conditions specified below.

A.	Exercise Price.

1.	The exercise price per share shall be thirty-three and one-third percent (33-1/3%) of the Fair Market Value per share of Common Stock on the option grant date.

2.	The exercise price shall become immediately due upon exercise of the option and shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

B.    Number of Option Shares.    The number of shares of Common Stock subject to the option shall be determined pursuant to the following formula (rounded down to the nearest whole number):

X = A ÷ (B x 66-2/3%), where

X is the number of option shares,

A is the portion of the annual retainer fee subject to the non-employee Board member's election, and

B is the Fair Market Value per share of Common Stock on the option grant date.

C.    Exercise and Term of Options.    The option shall become exercisable for fifty percent (50%) of the option shares upon the Optionee's completion of six (6) months of Board service in the calendar year for which his or her election under this Director Fee Option Grant Program is in effect, and the balance of the option shares shall become exercisable in a series of six (6) successive equal monthly installments upon the Optionee's completion of each additional month of Board service during that calendar year. Each option shall have a maximum term of ten (10) years measured from the option grant date.

D.    Termination of Board Service.    Should the Optionee cease Board service for any reason (other than death or Permanent Disability) while holding one or more options under this Director Fee Option Grant Program, then each such option shall remain exercisable, for any or all of the shares for which the option is exercisable at the time of such cessation of Board service, until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of such cessation of Board service. However, each option held by the Optionee under this Director Fee Option Grant Program at the time of his or her cessation of Board service shall immediately terminate and cease to remain outstanding with respect to any and all shares of Common Stock for which the option is not otherwise at that time exercisable.

E.    Death or Permanent Disability.    Should the Optionee's service as a Board member cease by reason of death or Permanent Disability, then each option held by such Optionee under this Director Fee Option Grant Program shall immediately become exercisable for all the shares of Common Stock at the time subject to that option, and the option may be exercised for any or all of those shares as fully-vested shares until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of such cessation of Board service.

Should the Optionee die after cessation of Board service but while holding one or more options under this Director Fee Option Grant Program, then each such option may be exercised, for any or all of the shares for which the option is exercisable at the time of the Optionee's cessation of Board service (less any shares subsequently purchased by Optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. Such right of exercise shall lapse, and the option shall terminate, upon the earlier of (i) the expiration of the ten (10)-year option term or (ii) the three (3)-year period measured from the date of the Optionee's cessation of Board service.

III.    CORPORATE TRANSACTION/CHANGE IN CONTROL

A.	In the event of any Corporate Transaction while the Optionee remains a Board member, each outstanding option held by such Optionee under this Director Fee Option Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. Each such outstanding option shall be assumed by the successor corporation (or parent thereof) in the Corporate Transaction and shall remain exercisable for the fully-vested shares until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of the Optionee's cessation of Board service.

B.	In the event of a Change in Control while the Optionee remains in Service, each outstanding option held by such Optionee under this Director Fee Option Grant Program shall automatically accelerate so that each such option shall immediately become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. The option shall remain so exercisable until the earlier or (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of the Optionee's cessation of Service.

C.	Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each of his or her outstanding option grants. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to each surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No approval or consent of the Board or any Plan Administrator shall be required in connection with such option surrender and cash distribution.

D.	The grant of options under the Director Fee Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

IV.    REMAINING TERMS

The remaining terms of each option granted under this Director Fee Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

ARTICLE SEVEN

MISCELLANEOUS

I.    FINANCING

The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Discretionary Option Grant Program or the purchase price of shares issued under the Stock Issuance Program by delivering a full-recourse, interest bearing promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. In no event may the maximum credit available to the Optionee or Participant exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

II.    TAX WITHHOLDING

A.	The Corporation's obligation to deliver shares of Common Stock upon the exercise of options or the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

B.	The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock under the Plan (other than the options granted or the shares issued under the Automatic Option Grant or Director Fee Option Grant Program) with the right to use shares of Common Stock in satisfaction of all or part of the Taxes incurred by such holders in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

Stock Withholding: The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

Stock Delivery: The election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

III.    EFFECTIVE DATE AND TERM OF THE PLAN

A.	The Plan shall become effective immediately upon the Plan Effective Date. However, the Salary Investment Option Grant Program shall not be implemented until such time as the Primary Committee may deem appropriate. Options may be granted under the Discretionary Option Grant or Automatic Option Grant Program at any time on or after the Plan Effective Date. However, no options granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Plan is approved by the Corporation's stockholders. If such stockholder approval is not obtained within twelve (12) months after the Plan Effective Date, then all options previously granted under this Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan.

B.	The Plan shall serve as the successor to the Predecessor Plans, and no further option grants or direct stock issuances shall be made under the Predecessor Plans after the Section 12 Registration Date. All options outstanding under the Predecessor Plans on the Section 12 Registration Date shall be incorporated into the Plan at that time and shall be treated as outstanding options under the Plan. However, each outstanding option so incorporated shall continue to be governed solely by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of Common Stock.

C.	One or more provisions of the Plan, including (without limitation) the option/vesting acceleration provisions of Article Two relating to Corporate Transactions and Changes in Control, may, in the Plan Administrator's discretion, be extended to one or more options incorporated from the Predecessor Plans which do not otherwise contain such provisions.

D.	The Plan shall terminate upon the earliest of (i) February 25, 2007, (ii) the date on which all shares available for issuance under the Plan shall have been issued as fully-vested shares or (iii) the termination of all outstanding options in connection with a Corporate Transaction. Upon such plan termination, all outstanding option grants and unvested stock issuances shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such grants or issuances.

IV.    AMENDMENT OF THE PLAN

A.	The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to stock options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations in order to preserve the deductibility or other tax treatment of options and shares granted hereunder, or the exemption of recipients of such shares or options from Section 16(b) of the 1934 Act.

B.	Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant and Salary Investment Option Grant Programs and shares of Common Stock may be issued under the Stock Issuance Program that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

V.    USE OF PROCEEDS

Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

VI.    REGULATORY APPROVALS

A.	The implementation of the Plan, the granting of any stock option under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any granted option or (ii) under the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options granted under it and the shares of Common Stock issued pursuant to it.

B.	No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

VII.    NO EMPLOYMENT/SERVICE RIGHTS

Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

APPENDIX

The following definitions shall be in effect under the Plan:

A.    Automatic Option Grant Program shall mean the automatic option grant program in effect under the Plan.

B.    Board shall mean the Corporation's Board of Directors.

C.    Change in Control shall mean a change of control of the Corporation of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the 1934 Act whether or not the Corporation is then subject to such reporting requirement; provided, however, that, without limitation, such a Change in Control shall be deemed to have occurred if:

(i)    any person or group (as such terms are used in connection with Sections 13(d) and 14(d) of the 1934 Act) becomes the "beneficial owner" (as defined in Rule 13d-3 and 13d-5 under the 1934 Act), directly or indirectly, of securities of the Corporation representing 35% or more of the combined voting power of the Corporation's then outstanding securities;

(ii)    the Corporation is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which members of the Board in office immediately prior to such transaction or event constitute less than a majority of the Board thereafter; or

(iii)    during any period of twenty-four consecutive months, individuals who at the beginning of such period constituted the Board (including for this purpose any new director whose election or nomination for election by the Corporation's stockholders was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board.

Notwithstanding the foregoing provisions of this Section C, a "Change in Control" will not be deemed to have occurred solely because of the acquisition of securities of the Corporation (or any reporting requirement under the 1934 Act relating thereto) by an employee benefit plan maintained by the Corporation for its employees.

D.    Code shall mean the Internal Revenue Code of 1986, as amended.

E.    Common Stock shall mean the Corporation's common stock.

F.    Corporate Transaction shall mean either a stockholder-approved sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

G.    Corporation shall mean Globecomm Systems Inc., a Delaware corporation, and its successors.

H.    Director Fee Option Grant Program shall mean the special stock option grant in effect for non-employee Board members under Article Six of the Plan.

I.    Discretionary Option Grant Program shall mean the discretionary option grant program in effect under the Plan.

J.    Eligible Director shall mean a non-employee Board member eligible to participate in the Automatic Option Grant Program in accordance with the eligibility provisions of Article One.

K.    Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

L.    Exercise Date shall mean the date on which the Corporation shall have received written notice of the option exercise.

M.    Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(i)    If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be deemed equal to the closing selling price per share of Common Stock on the date in question, as such price is reported on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(ii)    If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be deemed equal to the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(iii)    For purposes of any option grants made on the Underwriting Date, the Fair Market Value shall be deemed to be equal to the price per share at which the Common Stock is to be sold in the initial public offering pursuant to the Underwriting Agreement.

(iv)    For purposes of any option grants made prior to the Underwriting Date, or after the Underwriting Date if the Common Stock is not at the time traded on the Nasdaq National Market or any Stock Exchange, the Fair Market Value shall be determined by the Plan Administrator, after taking into account such factors as it deems appropriate.

N.    Hostile Take-Over shall mean the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept.

O.    Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

P.    Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

Q.    1934 Act shall mean the Securities Exchange Act of 1934, as amended.

R.    Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

S.    Optionee shall mean any person to whom an option is granted under the Discretionary Option Grant, Salary Investment Option Grant, Automatic Option Grant or Director Fee Option Grant Program.

T.    Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

U.    Participant shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

V.    Permanent Disability or Permanently Disabled shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more. However, solely for purposes of the Automatic Option Grant and Director Fee Option Grant Programs, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

W.    Plan shall mean the Corporation's 1997 Stock Incentive Plan, as set forth in this document.

X.    Plan Administrator shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant, Salary Investment Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

Y.    Plan Effective Date shall mean February 26, 1997, the date on which the Plan was adopted by the Board.

Z.    Predecessor Plans shall mean the Corporation's pre-existing Incentive Stock Option Plan and Director Stock Option Plan in effect immediately prior to the Plan Effective Date hereunder.

AA.    Primary Committee shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders and to administer the Salary Investment Option Grant Program with respect to all eligible individuals.

BB.    Salary Investment Option Grant Program shall mean the salary investment grant program in effect under the Plan.

CC.    Secondary Committee shall mean a committee of one (1) or more Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than Section 16 Insiders.

DD.    Section 12 Registration Date shall mean the date on which the Common Stock is first registered under Section 12(g) of Section 16 of the 1934 Act.

EE.    Section 16 Insider shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

FF.    Service shall mean the performance of services for the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

GG.    Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

HH.    Stock Issuance Agreement shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

II.    Stock Issuance Program shall mean the stock issuance program in effect under the Plan.

JJ.    Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

KK.    Take-Over Price shall mean the greater of (i) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (i) price per share.

LL.    Taxes shall mean the Federal, state and local income and employment tax liabilities incurred by the holder of Non-Statutory Options or unvested shares of Common Stock in connection with the exercise of those options or the vesting of those shares.

MM.    10% Stockholder shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

NN.    Underwriting Agreement shall mean the agreement between the Corporation and the underwriter or underwriters managing the initial public offering of the Common Stock.

OO.    Underwriting Date shall mean the date on which the Underwriting Agreement is executed and priced in connection with an initial public offering of the Common Stock.

(Form of Proxy)
GLOBECOMM SYSTEMS INC.
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS – November 17, 2004
(This Proxy is solicited by the Board of Directors of the Company)

The undersigned stockholder of Globecomm Systems Inc. hereby appoints David E. Hershberg and Kenneth A. Miller, and each of them, with full power of substitution, proxies to vote the shares of common stock which the undersigned could vote if personally present at the Annual Meeting of Stockholders of Globecomm Systems Inc. to be held at the principal executive offices of Globecomm Systems Inc., 45 Oser Avenue, Hauppauge, New York 11788, on November 17, 2004, at 10:00 a.m. (eastern standard time), or any adjournment thereof.

1.	ELECTION OF DIRECTORS (for terms as described in the Proxy Statement)

   FOR all nominees below                   WITHHOLD AUTHORITY
(except as marked to the contrary) to vote for all nominees below

Richard E. Caruso, David E. Hershberg, Harry L. Hutcherson, Jr., Brian T. Maloney, Kenneth A. Miller, Jack A. Shaw, A. Robert Towbin and C. J. Waylan

INSTRUCTION: To withhold authority to vote for an individual nominee, write the nominee's name in the space provided below.

2.	APPROVAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION

   FOR                       AGAINST                       ABSTAIN WITH RESPECT TO

proposal to increase the number of authorized shares of Common Stock.

3.	APPROVAL OF AMENDMENT TO 1997 STOCK INCENTIVE PLAN TO INCREASE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE

   FOR                       AGAINST                       ABSTAIN WITH RESPECT TO

proposal to increase the number of shares of Common Stock which may be issued under the 1997 Stock Incentive Plan.

4.	APPROVAL OF AMENDMENTS TO 1997 STOCK INCENTIVE PLAN FOR (I) AUTOMATIC ANNUAL OPTION GRANT AND (II) REVISION OF VESTING

   FOR                       AGAINST                       ABSTAIN WITH RESPECT TO

proposal to (i) provide for an automatic annual grant of options to purchase 5,000 shares of Common Stock to each continuing non-employee member of the Board of Directors and (ii) revise the vesting dates of the options granted to newly elected or appointed non-employee directors .

5.	RATIFICATION OF INDEPENDENT AUDITORS

   FOR                       AGAINST                       ABSTAIN WITH RESPECT TO

proposal to ratify the appointment of Ernst & Young LLP, as independent auditors of the Company as described in the Proxy Statement.

To transact such other business as may properly come before the annual meeting.

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE PERSONS NOMINATED BY THE BOARD OF DIRECTORS AS DIRECTORS AND FOR PROPOSALS 2, 3, 4 and 5.

Please date and sign exactly as your name appears on the envelope in which this material was mailed. If shares are held jointly, each stockholder should sign. Executors, administrators, trustees, etc. should use full title and, if more than one, all should sign. If the stockholder is a corporation, please sign full corporate name by an authorized officer.

Signature of Stockholder

Print name

Dated:   ________________________